UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term
Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders

            Fixed income mutual fund

            Delaware Limited-Term Diversified Income Fund

            December 31, 2017

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware FundsSM by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. We are active managers who prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for our clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 75 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds by Macquarie or obtain a prospectus for Delaware Limited-Term Diversified Income Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions

•	View statements and tax forms

•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Investment Management (MIM) is the marketing name for the following registered investment advisers: Macquarie Investment Management Business Trust (MIMBT) (formerly, Delaware Management Business Trust), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Capital Investment Management, Inc.

The Fund is distributed by Delaware Distributors, L.P., an affiliate of MIMBT and Macquarie Group Limited. MIM, a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2017, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2018 Macquarie Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.)

Portfolio management review Delaware Limited-Term Diversified Income Fund	January 9, 2018

Performance preview (for the year ended December 31, 2017)
Delaware Limited-Term Diversified Income Fund (Institutional Class shares)	1-year return	+2.39%
Delaware Limited-Term Diversified Income Fund (Class A shares)	1-year return	+2.11%
Bloomberg Barclays 1–3 Year US Government/Credit Index (benchmark)	1-year return	+0.84%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Limited-Term Diversified Income Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

In 2017, low global economic growth and low interest rates continued, supported by central bank liquidity. The US Federal Reserve was the only major central bank withdrawing stimulus throughout the year. By contrast, the European Central Bank, Bank of Japan, and People’s Bank of China all cut rates. The yields on many of their 2-year and even some 5-year government bonds were negative, and many were 2 percentage points below that of same-maturity US Treasurys.

Those significantly lower yields sent investors to the United States in search of higher fixed income yields, which further compressed yields, particularly in bonds with yields higher than Treasurys (spread product). With little sign of inflation picking up, investors didn’t hesitate to move further out on the yield curve or to reach for yield in spread product, including investment grade and high yield corporate bonds and mortgage-backed securities (MBS).

Spread tightening continued throughout the year as market volatility declined. Risk levels were at historic lows in the equity market. The CBOE Volatility Index® (VIX®) spent 50 days below 10 in 2017 after only nine such days from 1990 to 2016. Also, the stock market rose in all 12 months for the first time in 45 years. With little fear of volatility rising, spread product drove fixed income markets, benefiting investors who embraced higher risk levels.

In US politics at the start of 2017, some of the “hope trade” that followed Trump’s election persisted given the anticipation of pro-growth policies. Despite the subsequent failure to repeal the Affordable Care Act and concern that the Republican-controlled Congress would be unable to enact much of its pro-growth agenda, investors maintained the expectation that tax cuts would be passed. That confidence left investors feeling comfortable while holding – and adding to – riskier assets during the fall, and was confirmed when the Tax Cuts and Jobs Act became law in December 2017.

Globally, investors shrugged off some issues – notably tensions with North Korea – that in other years might have led to a flight to quality, adding support for less risky assets such as US Treasurys.

Fund performance

For the fiscal year ended Dec. 31, 2017, Delaware Limited-Term Diversified Income Fund Institutional Class shares returned +2.39%. The Fund’s Class A shares returned +2.11% at asset value and -0.70% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Bloomberg Barclays 1-3 Year US Government/Credit Index returned +0.84%. Complete annualized performance for

Portfolio management review

Delaware Limited-Term Diversified Income Fund

Delaware Limited-Term Diversified Income Fund is shown in the table on page 4.

We maintained significant exposure to high grade credit for its market value and contribution to duration. The Fund’s corporate bond holdings tended to be longer duration, at five to 10 years, than the benchmark’s two-year average duration. We did that for higher current income and the prospect of better returns if spreads narrow.

To balance overall duration, the Fund also owned a large portion of floating-rate asset-backed securities as an anchor on the short end of the curve. Overall, that barbell structure brought the portfolio to slightly longer than a two-year duration, fairly close to the benchmark, while generating significantly more yield. The portfolio’s barbell positioning benefited from the significant flattening of the yield curve as longer-duration bonds rallied with much lower rates while shorter rates rose. (A barbell strategy involves purchasing both short- and long-term bonds in an attempt to seek better risk-adjusted returns.)

The Fund benefited from spread product contributions. An average of just 3% of the portfolio was allocated to Treasurys through the fiscal year versus 66% in the benchmark. Instead of owning Treasurys, we sourced the Fund’s duration from high grade credit, high yield credit, some bank loans, and a small amount of emerging market debt. We also averaged an 18% weighting in agency MBS, which are not in the benchmark. Each of those components contributed to the Fund’s performance. The Fund’s high grade credit holdings, which earned 3.6% versus 1.66% in the benchmark, further aided its relative performance.

Within corporate bonds, we favored regulated industries, particularly banks within financials and utilities. Conversely, we avoided technology and some telecommunications securities because of idiosyncratic or unsystematic risk (risk that is not correlated to overall market risk), including event risk. Specifically, our concern was with companies issuing debt to fund mergers and acquisitions, pay dividends, or for other shareholder-friendly activity. Regulated industries, such as banks, have less of that.

Little detracted from the Fund’s performance relative to the benchmark during the year. However, one drawback was our periodic hedge – through credit default swaps – against high yield exposure in order to reduce risk. That hedge detracted from performance as riskier assets rallied all year.

In assessing current market risks and opportunities, we believe corporate balance sheets and credit metrics are in solid shape. However, in our view, there are idiosyncratic risks, including valuations. Although we think corporate fundamentals remain strong along with market technical factors, such as supply-demand dynamics, partly driven by the relative attractiveness of higher US yields to global investors, the historically high level of valuations concerns us. We likely won’t see much more spread tightening, in our opinion, and in this environment, we believe it is critical to focus on individual bond selection. Accordingly, at fiscal year end, we’ve moved up in quality to avoid some valuation-related idiosyncratic risk.

The corporate tax cuts passed by Congress at fiscal year end will likely affect bond supply because the cost of funds will change. Corporations would be more likely to use equity than debt, and we think a reduction in issuance should be supportive to corporate spreads.

We remain unwilling to own bonds in the two-year part of the yield curve, where we believe potential Fed rate increases are likely to affect bonds the most. We’re still comfortable owning the short floating-rate bonds while maintaining the yield on the longer end of the curve, and we don’t plan to change our Fund positioning.

During the year, the Fund owned some high yield credit default swaps, and we used Treasury futures at times. The Fund’s exposure to credit default swaps averaged about 3% to 4% of the portfolio and, combined with Treasury futures, its effect on the portfolio’s returns was less than 0.50 percentage points. At fiscal year end, the Fund’s exposure to derivatives totaled slightly more than 1%.

Performance summary Delaware Limited-Term Diversified Income Fund	December 31, 2017

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through December 31, 2017

	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 24, 1985)
Excluding sales charge	+2.11%	+0.91%	+2.81%	+4.82%
Including sales charge	-0.70%	+0.35%	+2.52%	+4.73%
Class C (Est. Nov. 28, 1995)
Excluding sales charge	+1.25%	+0.04%	+1.94%	+3.02%
Including sales charge	+0.26%	+0.04%	+1.94%	+3.02%
Class R (Est. June 2, 2003)
Excluding sales charge	+1.76%	+0.56%	+2.45%	+2.54%
Including sales charge	+1.76%	+0.56%	+2.45%	+2.54%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	+2.39%	+1.06%	+2.96%	+4.12%
Including sales charge	+2.39%	+1.06%	+2.96%	+4.12%
Class R6 (Est. May 1, 2017)
Excluding sales charge	n/a	n/a	n/a	+1.10%*
Including sales charge	n/a	n/a	n/a	+1.10%*
Bloomberg Barclays 1–3 Year US Government/Credit Index	+0.84%	+0.84%	+1.86%	+3.92%**

*Returns are as of the Fund’s Class R6 inception date. Returns for less than one year are not annualized. The benchmark lifetime return was +0.27% and is as of the month-end prior to the Class R6 inception date.

**The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.* Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no distribution and service fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Diversification may not protect against market risk.

* The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

Performance summary

Delaware Limited-Term Diversified Income Fund

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets for all shares classes other than Class R6 and 0.52% of the Class R6 shares’ average daily net assets from May 1, 2017 (Class R6 inception date) through Dec. 31, 2017.** Prior to May 1, 2017, the contractual waiver was 0.59% of average daily net assets of Class A, Class C, Class R, and Institutional Class shares. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses	0.92%	1.67%	1.17%	0.67%	0.60%
(without fee waivers)
Net expenses	0.74%	1.59%	1.09%	0.59%	0.52%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

** The aggregate contractual waiver period covering this report is from Oct. 5, 2016 through May 1, 2018.

Performance of a $10,000 investment1

Average annual total returns from Dec. 31, 2007 through Dec. 31, 2017

For the period beginning Dec. 31, 2007 through Dec. 31, 2017	Starting value	Ending value
Delaware Limited-Term Diversified Income	$10,000	$13,389
Fund — Institutional Class shares
Delaware Limited-Term Diversified Income	$9,725	$12,821
Fund — Class A shares
Bloomberg Barclays 1–3 Year US Government/Credit Index	$10,000	$12,019

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Dec. 31, 2007, and includes the effect of a 2.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios“ table above. Please note additional details on pages 4 through 8.

The graph also assumes $10,000 invested in the Bloomberg Barclays 1–3 Year US Government/Credit Index as of Dec. 31, 2007. The Bloomberg Barclays 1–3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

The CBOE Volatility Index, mentioned on page 1, is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summary

Delaware Limited-Term Diversified Income Fund

	Nasdaq symbols	CUSIPs
Class A	DTRIX	245912308
Class C	DTICX	245912704
Class R	DLTRX	245912803
Institutional Class	DTINX	245912506
Class R6	DLTZX	245912886

Disclosure of Fund expenses

For the six-month period from July 1, 2017 to December 31, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2017 to Dec. 31, 2017.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from July 1, 2017 to December 31, 2017

Delaware Limited-Term Diversified Income Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	7/1/17	12/31/17	Expense Ratio	7/1/17 to 12/31/17*
Actual Fund return†
Class A	$1,000.00	$1,006.40	0.74%	$3.74
Class C	1,000.00	1,000.90	1.59%	8.02
Class R	1,000.00	1,004.60	1.09%	5.51
Institutional Class	1,000.00	1,007.10	0.59%	2.98
Class R6**	1,000.00	1,007.50	0.52%	2.63
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.48	0.74%	$3.77
Class C	1,000.00	1,017.19	1.59%	8.08
Class R	1,000.00	1,019.71	1.09%	5.55
Institutional Class	1,000.00	1,022.23	0.59%	3.01
Class R6**	1,000.00	1,022.58	0.52%	2.65

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation

Delaware Limited-Term Diversified Income Fund	As of December 31, 2017 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	11.28%
Agency Commercial Mortgage-Backed Securities	0.29%
Agency Mortgage-Backed Securities	5.52%
Collateralized Debt Obligations	2.96%
Corporate Bonds	35.41%
Banking	14.51%
Basic Industry	2.32%
Brokerage	0.55%
Capital Goods	0.66%
Communications	3.09%
Consumer Cyclical	1.11%
Consumer Non-Cyclical	1.77%
Electric	4.93%
Energy	2.48%
Finance Companies	0.62%
Healthcare	0.10%
Insurance	0.79%
Natural Gas	0.38%
Real Estate	0.07%
REITs	0.26%
Technology	0.83%
Transportation	0.94%
Loan Agreements	3.27%
Municipal Bonds	0.35%
Non-Agency Asset-Backed Securities	25.86%
Non-Agency Collateralized Mortgage Obligations	0.13%
Non-Agency Commercial Mortgage-Backed Security	0.01%
Regional Bond	0.05%
Sovereign Bonds	0.56%
Supranational Bank	0.07%
US Treasury Obligations	12.70%
Preferred Stock	0.37%
Short-Term Investments	1.61%
Total Value of Securities	100.46%
Liabilities Net of Receivables and Other Assets	(0.46%)
Total Net Assets	100.00%

Schedule of investments

Delaware Limited-Term Diversified Income Fund	December 31, 2017

	Principal amount°	Value (US $)

Agency Asset-Backed Securities – 0.02%

Fannie Mae Grantor Trust
Series 2003-T4 2A5 4.747% 9/26/33 f	153,090	$167,395
Fannie Mae REMIC Trust
Series 2001-W2 AS5 6.473% 10/25/31 f	119	119
Freddie Mac Structured Pass Through Securities
Series T-30 A5 6.658% 12/25/30 ◆f	4,061	4,277

Total Agency Asset-Backed Securities (cost $156,229)		171,791

Agency Collateralized Mortgage Obligations – 11.28%

Fannie Mae Grantor Trust
Series 2001-T5 A2 7.00% 6/19/41 •	25,765	27,764
Series 2002-T1 A2 7.00% 11/25/31	149,736	174,749
Fannie Mae Interest Strip
Series 413 167 4.50% 7/25/42 ∑•	1,205,483	305,774
Series 419 C3 3.00% 11/25/43 ∑	68,167	13,417
Fannie Mae REMIC Trust
Series 2002-W1 2A 7.50% 2/25/42 •	114,889	127,924
Fannie Mae REMICs
Series 2003-78 B 5.00% 8/25/23	28,571	30,099
Series 2003-120 BL 3.50% 12/25/18	42,696	42,794
Series 2004-36 FA 1.952% (LIBOR01M + 0.40%) 5/25/34 •	243,970	245,236
Series 2004-49 EB 5.00% 7/25/24	21,686	22,946
Series 2005-66 FD 1.852% (LIBOR01M + 0.30%) 7/25/35 •	1,096,364	1,094,714
Series 2005-110 MB 5.50% 9/25/35	5,565	5,767
Series 2006-105 FB 1.972% (LIBOR01M + 0.42%) 11/25/36 •	66,580	66,723
Series 2011-88 AB 2.50% 9/25/26	22,780	22,789
Series 2011-101 EI 3.50% 10/25/26 S	101,408	9,702
Series 2011-105 FP 1.952% (LIBOR01M + 0.40%) 6/25/41 •	1,860,139	1,868,320
Series 2011-113 MC 4.00% 12/25/40	107,244	109,130
Series 2012-51 SA 4.948% (6.50% minus LIBOR01M,
Cap 6.50%, Floor 0.00%) 5/25/42 S•	57,881	13,689
Series 2012-67 GB 3.00% 7/25/42	390,000	383,018
Series 2012-93 LY 2.50% 9/25/42	433,000	393,308
Series 2012-98 KI 3.50% 7/25/27 S	296,204	29,007
Series 2012-98 MI 3.00% 8/25/31 S	23,176,983	2,605,607
Series 2012-99 AI 3.50% 5/25/39 S	1,514,298	154,396
Series 2012-102 IB 3.50% 9/25/27 S	7,869,600	887,460
Series 2012-118 AI 3.50% 11/25/37 S	433,910	46,410
Series 2012-120 WI 3.00% 11/25/27 S	121,338	11,805
Series 2012-121 ID 3.00% 11/25/27 S	617,344	61,416

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2012-122 SD 4.548% (6.10% minus LIBOR01M,
Cap 6.10%, Floor 0.00%) 11/25/42 S•	2,947,055	$562,513
Series 2012-125 MI 3.50% 11/25/42 S	1,342,868	282,651
Series 2012-126 PI 3.50% 7/25/42 S	335,658	43,617
Series 2012-128 NP 2.50% 11/25/42	474,979	451,843
Series 2012-132 AI 3.00% 12/25/27 S	164,243	15,530
Series 2012-137 QI 3.00% 12/25/27 S	1,394,031	143,652
Series 2012-137 WI 3.50% 12/25/32 S	59,955	9,811
Series 2012-139 NS 5.148% (6.70% minus LIBOR01M,
Cap 6.70%, Floor 0.00%) 12/25/42 S•	1,767,556	407,136
Series 2012-148 HE 2.50% 1/25/43	1,000,000	927,700
Series 2013-2 DA 2.00% 11/25/42	25,616	23,343
Series 2013-4 PL 2.00% 2/25/43	76,000	63,900
Series 2013-7 EI 3.00% 10/25/40 S	1,445,473	193,912
Series 2013-7 GP 2.50% 2/25/43	65,000	60,171
Series 2013-20 IH 3.00% 3/25/33 S	365,838	52,416
Series 2013-26 HI 3.00% 4/25/32 S	196,423	16,129
Series 2013-26 ID 3.00% 4/25/33 S	715,925	102,576
Series 2013-28 YB 3.00% 4/25/43	1,550,000	1,515,052
Series 2013-38 AI 3.00% 4/25/33 S	544,195	77,439
Series 2013-43 IX 4.00% 5/25/43 S	307,655	73,051
Series 2013-51 PI 3.00% 11/25/32 S	689,822	82,507
Series 2013-52 ZA 3.00% 6/25/43	214,327	201,217
Series 2013-55 AI 3.00% 6/25/33 S	15,168,734	2,200,239
Series 2013-59 PY 2.50% 6/25/43	547,142	505,952
Series 2013-62 PY 2.50% 6/25/43	61,000	55,929
Series 2013-67 KZ 2.50% 4/25/43	783,259	705,991
Series 2013-69 IJ 3.00% 7/25/33 S	54,885	7,698
Series 2013-69 IO 3.00% 11/25/31 S	96,103	9,382
Series 2013-71 ZA 3.50% 7/25/43	289,067	294,754
Series 2013-75 JI 3.00% 9/25/32 S	716,940	92,020
Series 2013-92 SA 4.398% (5.95% minus LIBOR01M,
Cap 5.95%, Floor 0.00%) 9/25/43 S•	227,223	44,679
Series 2013-129 KI 3.00% 8/25/28 S	1,709,213	137,517
Series 2014-21 ID 3.50% 6/25/33 S	353,239	48,397
Series 2014-25 DI 3.50% 8/25/32 S	278,737	32,816
Series 2014-46 IK 3.00% 9/25/40 S	291,726	34,597
Series 2014-63 KI 3.50% 11/25/33 S	345,289	41,861
Series 2014-64 IT 3.50% 6/25/41 S	43,131	4,827
Series 2014-68 BS 4.598% (6.15% minus LIBOR01M,
Cap 6.15%, Floor 0.00%) 11/25/44 S•	245,066	46,192
Series 2014-85 IB 3.00% 12/25/44 S	913,819	172,367

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2014-90 SA 4.598% (6.15% minus LIBOR01M,
Cap 6.15%, Floor 0.00%) 1/25/45 S•	288,744	$54,179
Series 2014-94 AI 3.00% 10/25/32 S	482,253	43,715
Series 2015-11 BI 3.00% 1/25/33 S	503,316	53,944
Series 2015-27 SA 4.898% (6.45% minus LIBOR01M,
Cap 6.45%, Floor 0.00%) 5/25/45 S•	64,631	13,673
Series 2015-31 ZD 3.00% 5/25/45	454,935	414,662
Series 2015-40 GZ 3.50% 5/25/45	109,449	107,538
Series 2015-43 PZ 3.50% 6/25/45	43,779	44,865
Series 2015-44 AI 3.50% 1/25/34 S	720,518	107,080
Series 2015-45 AI 3.00% 1/25/33 S	66,708	7,234
Series 2015-45 EI 3.00% 12/25/40 S	1,301,064	144,806
Series 2015-66 ID 3.50% 5/25/42 S	256,268	40,129
Series 2015-71 PI 4.00% 3/25/43 S	501,323	82,002
Series 2015-82 AI 3.50% 6/25/34 S	4,323,145	781,981
Series 2015-85 BI 4.50% 9/25/43 S	643,391	123,904
Series 2015-87 TI 3.50% 11/25/35 S	253,669	39,373
Series 2015-89 EZ 3.00% 12/25/45	652,484	642,932
Series 2015-95 SH 4.448% (6.00% minus LIBOR01M,
Cap 6.00%, Floor 0.00%) 1/25/46 S•	128,065	28,039
Series 2016-2 HI 3.00% 12/25/41 S	1,179,307	163,784
Series 2016-17 BI 4.00% 2/25/43 S	1,143,843	192,205
Series 2016-24 LI 3.00% 6/25/42 S	438,862	49,998
Series 2016-33 DI 3.50% 6/25/36 S	230,017	34,020
Series 2016-33 EL 3.00% 6/25/46	1,119,000	1,058,801
Series 2016-40 ZC 3.00% 7/25/46	37,655	35,245
Series 2016-51 LI 3.00% 8/25/46 S	290,356	43,797
Series 2016-54 PI 3.00% 2/25/44 S	1,305,325	154,892
Series 2016-55 SK 4.448% (6.00% minus LIBOR01M,
Cap 6.00%, Floor 0.00%) 8/25/46 S•	107,838	23,063
Series 2016-60 LI 3.00% 9/25/46 S	131,646	20,049
Series 2016-61 ML 3.00% 9/25/46	55,000	53,363
Series 2016-62 IC 3.00% 3/25/43 S	398,363	44,063
Series 2016-74 GS 4.448% (6.00% minus LIBOR01M,
Cap 6.00%, Floor 0.00%) 10/25/46 S•	813,282	193,679
Series 2016-74 IH 3.50% 11/25/45 S	118,822	21,619
Series 2016-79 JS 4.498% (6.05% minus LIBOR01M,
Cap 6.05%, Floor 0.00%) 11/25/46 S•	177,015	37,025
Series 2016-80 JZ 3.00% 11/25/46	144,023	135,478
Series 2016-83 PI 3.50% 7/25/45 S	88,676	14,786
Series 2016-90 CI 3.00% 2/25/45 S	721,600	104,682
Series 2016-95 IO 3.00% 12/25/46 S	2,902,728	505,734
Series 2016-99 DI 3.50% 1/25/46 S	93,823	15,456

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2016-99 TI 3.50% 3/25/36 S	589,854	$84,142
Series 2016-101 ZP 3.50% 1/25/47	94,237	91,723
Series 2016-105 SA 4.448% (6.00% minus LIBOR01M,
Cap 6.00%, Floor 0.00%) 1/25/47 S•	302,391	65,667
Series 2017-6 NI 3.50% 3/25/46 S	903,057	146,958
Series 2017-8 BZ 3.00% 2/25/47	12,334	11,430
Series 2017-8 SG 4.448% (6.00% minus LIBOR01M,
Cap 6.00%, Floor 0.00%) 2/25/47 S•	98,573	20,881
Series 2017-14 AI 3.00% 9/25/42 S	93,021	14,660
Series 2017-16 SM 4.498% (6.05% minus LIBOR01M,
Cap 6.05%, Floor 0.00%) 3/25/47 S•	1,084,361	225,601
Series 2017-16 UW 3.00% 7/25/45	1,225,000	1,203,477
Series 2017-16 WI 3.00% 1/25/45 S	92,906	12,748
Series 2017-16 YW 3.00% 3/25/47	875,000	843,364
Series 2017-17 CM 3.00% 11/25/41	228,150	226,379
Series 2017-17 LI 3.00% 4/25/37 S	142,963	12,821
Series 2017-19 MD 3.00% 1/25/47	99,000	100,456
Series 2017-24 AI 3.00% 8/25/46 S	1,010,687	156,018
Series 2017-25 GS 5.148% (6.70% minus LIBOR01M,
Cap 6.70%, Floor 0.00%) 4/25/47 S•	230,045	35,823
Series 2017-26 VZ 3.00% 4/25/47	97,159	91,661
Series 2017-27 EM 3.00% 4/25/47	113,000	107,763
Series 2017-28 Z 3.50% 4/25/47	108,815	110,292
Series 2017-40 GZ 3.50% 5/25/47	36,849	37,479
Series 2017-40 IG 3.50% 3/25/43 S	248,411	39,662
Series 2017-45 IJ 3.00% 11/25/46 S	989,470	173,022
Series 2017-46 BI 3.00% 4/25/47 S	363,690	54,412
Series 2017-46 JI 3.50% 1/25/43 S	133,817	16,929
Series 2017-55 HY 3.00% 7/25/47	395,000	375,072
Series 2017-59 KI 3.00% 3/25/47 S	1,066,987	144,515
Series 2017-61 SB 4.598% (6.15% minus LIBOR01M,
Cap 6.15%, Floor 0.00%) 8/25/47 S•	587,767	128,927
Series 2017-61 TB 3.00% 8/25/44	30,000	28,872
Series 2017-66 IQ 3.00% 9/25/43 S	96,050	14,088
Series 2017-66 QY 3.00% 9/25/43	87,000	86,198
Series 2017-67 BZ 3.00% 9/25/47	15,151	14,085
Series 2017-69 SG 4.598% (6.15% minus LIBOR01M,
Cap 6.15%, Floor 0.00%) 9/25/47 S•	157,151	33,084
Series 2017-94 CZ 3.50% 11/25/47	32,187	32,038
Series 2017-96 EZ 3.50% 12/25/47	56,163	55,780
Freddie Mac REMICs
Series 3016 FL 1.867% (LIBOR01M + 0.39%) 8/15/35 •	20,251	20,284
Series 3027 DE 5.00% 9/15/25	23,547	25,145

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 3067 FA 1.827% (LIBOR01M + 0.35%) 11/15/35 •	2,236,981	$2,233,757
Series 3232 KF 1.927% (LIBOR01M + 0.45%) 10/15/36 •	51,250	51,490
Series 3241 FM 1.857% (LIBOR01M + 0.38%) 11/15/36 •	18,084	18,125
Series 3297 BF 1.717% (LIBOR01M + 0.24%) 4/15/37 •	747,033	744,191
Series 3316 FB 1.777% (LIBOR01M + 0.30%) 8/15/35 •	95,252	95,109
Series 3578 EO 0.00% 5/15/37 Ω	258,932	240,260
Series 3737 NA 3.50% 6/15/25	80,578	82,182
Series 3780 LF 1.877% (LIBOR01M + 0.40%) 3/15/29 •	4,920	4,920
Series 3800 AF 1.977% (LIBOR01M + 0.50%) 2/15/41 •	1,362,798	1,370,899
Series 3803 TF 1.877% (LIBOR01M + 0.40%) 11/15/28 •	24,645	24,654
Series 3939 EI 3.00% 3/15/26 S	1,299,767	85,419
Series 4050 EI 4.00% 2/15/39 S	145,150	16,198
Series 4088 PI 3.00% 12/15/40 S	457,219	52,227
Series 4092 AI 3.00% 9/15/31 S	356,564	39,320
Series 4100 EI 3.00% 8/15/27 S	9,601,493	936,905
Series 4105 YC 3.00% 8/15/42	197,000	193,691
Series 4109 AI 3.00% 7/15/31 S	5,720,509	654,782
Series 4120 IK 3.00% 10/15/32 S	79,087	10,814
Series 4146 IA 3.50% 12/15/32 S	81,078	12,786
Series 4150 PQ 2.50% 1/15/43	44,279	41,910
Series 4150 UI 3.50% 8/15/32 S	51,419	5,544
Series 4152 BW 2.50% 1/15/43	195,361	184,047
Series 4152 GW 2.50% 1/15/43	36,000	33,105
Series 4159 KS 4.673% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 1/15/43 S•	74,471	16,167
Series 4161 IM 3.50% 2/15/43 S	428,008	94,832
Series 4171 Z 3.00% 2/15/43	473,798	447,979
Series 4181 DI 2.50% 3/15/33 S	57,710	7,218
Series 4185 LI 3.00% 3/15/33 S	489,988	70,170
Series 4191 CI 3.00% 4/15/33 S	59,026	8,484
Series 4197 LZ 4.00% 4/15/43	301,213	320,378
Series 4206 DZ 3.00% 5/15/33	326,811	326,854
Series 4210 Z 3.00% 5/15/43	640,349	596,855
Series 4216 KI 3.50% 6/15/28 S	146,966	15,095
Series 4223 HI 3.00% 4/15/30 S	2,675,631	217,769
Series 4342 CI 3.00% 11/15/33 S	1,083,170	133,658
Series 4366 DI 3.50% 5/15/33 S	1,508,558	203,228
Series 4408 BC 3.00% 11/15/44	270,000	261,430
Series 4408 ZG 2.00% 9/15/41	406,723	362,027

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4419 DC 3.00% 12/15/44	152,000	$148,869
Series 4433 DI 3.00% 8/15/32 S	5,517,852	582,520
Series 4448 TS 1.931% 5/15/40 S•	411,352	24,643
Series 4452 PZ 3.50% 3/15/45	4,635,073	4,584,936
Series 4453 DI 3.50% 11/15/33 S	5,469,556	712,769
Series 4457 KZ 3.00% 4/15/45	3,441,334	3,280,729
Series 4464 DA 2.50% 1/15/43	19,359	18,342
Series 4476 GI 3.00% 6/15/41 S	1,319,894	156,519
Series 4487 BI 3.00% 11/15/41 S	982,385	111,634
Series 4493 HI 3.00% 6/15/41 S	182,600	23,472
Series 4504 IO 3.50% 5/15/42 S	57,574	6,377
Series 4518 CI 3.50% 6/15/42 S	573,531	69,489
Series 4527 CI 3.50% 2/15/44 S	228,568	38,827
Series 4531 PZ 3.50% 11/15/45	1,303,538	1,372,562
Series 4567 LI 4.00% 8/15/45 S	499,927	94,515
Series 4574 AI 3.00% 4/15/31 S	2,399,168	297,412
Series 4581 LI 3.00% 5/15/36 S	77,114	10,788
Series 4594 SG 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 6/15/46 S•	123,047	28,072
Series 4601 IN 3.50% 7/15/46 S	380,464	74,972
Series 4610 IB 3.00% 6/15/41 S	356,955	41,294
Series 4614 HB 2.50% 9/15/46	62,000	57,215
Series 4615 GW 2.50% 4/15/41	18,000	17,009
Series 4618 SA 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 9/15/46 S•	392,343	90,712
Series 4622 HI 3.00% 11/15/43 S	647,304	77,617
Series 4623 IY 4.00% 10/15/46 S	191,107	41,786
Series 4623 LZ 2.50% 10/15/46	52,508	45,995
Series 4623 MW 2.50% 10/15/46	60,000	56,090
Series 4623 WI 4.00% 8/15/44 S	1,174,859	224,680
Series 4623 YT 2.50% 3/15/46	1,442,246	1,339,868
Series 4625 BI 3.50% 6/15/46 S	128,737	26,719
Series 4625 PZ 3.00% 6/15/46	30,032	28,490
Series 4631 GS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/15/46 S•	87,321	18,984
Series 4636 ET 3.00% 3/15/41	1,000,000	982,809
Series 4643 QI 3.50% 9/15/45 S	2,007,051	353,054
Series 4648 SA 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/15/47 S•	1,086,241	232,305
Series 4650 JE 3.00% 7/15/46	110,000	106,149
Series 4650 JG 3.00% 11/15/46	1,997,000	1,901,351
Series 4653 VB 3.00% 4/15/40	865,000	862,538

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4654 G 3.00% 2/15/43	74,840	$74,264
Series 4655 TI 3.00% 8/15/36 S	91,751	8,750
Series 4655 WI 3.50% 8/15/43 S	90,273	14,894
Series 4656 HI 3.50% 5/15/42 S	624,331	84,380
Series 4657 PS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 2/15/47 S•	4,309,405	904,592
Series 4660 GI 3.00% 8/15/43 S	746,116	121,520
Series 4663 AI 3.00% 3/15/42 S	241,455	30,968
Series 4675 KS 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 4/15/47 S•	140,191	30,551
Series 4681 WI 1.566% 8/15/33 S•	603,775	40,445
Series 4690 WI 3.50% 12/15/43 S	674,596	101,419
Series 4693 EI 3.50% 8/15/42 S	94,201	12,698
Series 4695 OZ 3.00% 6/15/47	576,573	539,303
Series 4710 CI 3.50% 12/15/43 S	201,551	29,568
Series 4721 HI 3.50% 9/15/42	317,019	48,252
Freddie Mac Strips
Series 267 S5 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 8/15/42 S•	54,093	10,502
Series 284 S6 4.623% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 10/15/42 S•	1,133,410	232,117
Series 290 IO 3.50% 11/15/32 S	56,391	9,220
Series 299 S1 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 1/15/43 S•	83,322	15,593
Series 303 151 4.30% 12/15/42 S•	398,597	99,293
Series 303 185 3.489% 1/15/43 S•	1,111,960	222,298
Series 319 S2 4.523% (6.00% minus LIBOR01M, Cap 6.00%, Floor 0.00%) 11/15/43 S•	7,344,506	1,558,882
Series 326 S2 4.473% (5.95% minus LIBOR01M, Cap 5.95%, Floor 0.00%) 3/15/44 S•	534,142	102,594
Series 350 S5 1.747% 9/15/40 S•	210,792	10,752
Freddie Mac Structured Pass Through Certificates
Series T-42 A5 7.50% 2/25/42 ◆	30,773	35,374
Series T-54 2A 6.50% 2/25/43 ◆	760	883
Series T-58 2A 6.50% 9/25/43 ◆	525,532	599,827
GNMA
Series 2012-77 MU 2.50% 6/20/42	111,551	105,343
Series 2012-108 PB 2.75% 9/16/42	39,000	37,315
Series 2013-26 KD 2.50% 2/16/43	870,000	820,195
Series 2013-79 KE 3.00% 5/20/43	1,250,000	1,238,235
Series 2013-88 LZ 2.50% 6/16/43	459,885	414,255
Series 2013-113 AZ 3.00% 8/20/43	18,218	17,708
Series 2013-113 LY 3.00% 5/20/43	17,000	17,034

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2013-182 CZ 2.50% 12/20/43	37,572	$34,761
Series 2014-12 ZA 3.00% 1/20/44	208,036	202,592
Series 2014-12 ZB 3.00% 1/16/44	55,101	53,552
Series 2014-62 Z 3.00% 4/20/44	177,464	173,889
Series 2015-36 PI 3.50% 8/16/41 S	419,840	56,839
Series 2015-74 CI 3.00% 10/16/39 S	290,326	37,911
Series 2015-76 MZ 3.00% 5/20/45	1,109,603	1,136,339
Series 2015-82 GI 3.50% 12/20/38 S	907,104	84,681
Series 2015-142 AI 4.00% 2/20/44 S	53,192	6,774
Series 2015-155 QZ 3.50% 10/20/45	1,589,950	1,627,415
Series 2015-185 PZ 3.00% 12/20/45	1,116,968	1,081,145
Series 2016-5 GL 3.00% 7/20/45	5,000	4,964
Series 2016-46 DZ 3.00% 4/20/46	113,530	107,055
Series 2016-49 PZ 3.00% 11/16/45	231,265	216,328
Series 2016-54 MZ 3.00% 4/20/46	762,124	713,723
Series 2016-74 PL 3.00% 5/20/46	610,000	588,790
Series 2016-80 JZ 3.00% 6/20/46	679,880	641,934
Series 2016-81 IM 4.00% 10/20/44 S	251,034	44,098
Series 2016-83 MB 3.00% 10/20/45	36,000	36,278
Series 2016-89 QS 4.549% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 7/20/46 S•	3,678,101	857,574
Series 2016-103 DY 2.50% 8/20/46	559,000	502,939
Series 2016-108 SK 4.549% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 8/20/46 S•	175,947	38,024
Series 2016-115 SA 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 8/20/46 S•	213,971	46,681
Series 2016-118 DI 3.50% 3/20/43 S	302,079	46,425
Series 2016-120 NS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46 S•	252,555	58,254
Series 2016-126 NS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 9/20/46 S•	130,165	30,418
Series 2016-134 MW 3.00% 10/20/46	10,000	10,182
Series 2016-135 Z 3.00% 10/20/46	50,743	47,769
Series 2016-146 KS 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 10/20/46 S•	87,622	20,010
Series 2016-147 ST 4.549% (6.05% minus LIBOR01M, Cap 6.05%, Floor 0.00%) 10/20/46 S•	124,871	27,698
Series 2016-149 GI 4.00% 11/20/46 S	559,602	126,079
Series 2016-167 QM 3.00% 4/20/46	402,000	399,493
Series 2016-170 MZ 3.00% 12/20/46	752,204	703,852
Series 2016-171 IP 3.00% 3/20/46 S	1,114,214	174,310
Series 2017-2 Z 2.65% 1/20/46	1,388,281	1,379,432
Series 2017-4 WI 4.00% 2/20/44 S	89,375	17,561

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2017-10 IB 4.00% 1/20/47 S	145,051	$30,534
Series 2017-10 KZ 3.00% 1/20/47	15,418	14,444
Series 2017-14 EZ 3.00% 1/20/47	270,324	258,516
Series 2017-17 BV 3.00% 4/20/40	434,000	439,387
Series 2017-17 BZ 3.00% 2/20/47	1,783,993	1,864,075
Series 2017-18 QS 4.609% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 2/16/47 S•	149,143	31,831
Series 2017-25 CZ 3.50% 2/20/47	49,419	50,298
Series 2017-26 SA 4.599% (6.10% minus LIBOR01M, Cap 6.10%, Floor 0.00%) 2/20/47 S•	145,071	29,613
Series 2017-33 PZ 3.00% 2/20/47	1,373,879	1,347,329
Series 2017-34 DY 3.50% 3/20/47	230,000	228,001
Series 2017-36 ZB 3.00% 3/20/47	1,022,726	975,543
Series 2017-36 ZC 3.00% 3/20/47	178,977	167,911
Series 2017-52 LE 3.00% 1/16/47	474,000	459,580
Series 2017-56 GZ 3.50% 4/20/47	261,011	255,671
Series 2017-68 SB 4.649% (6.15% minus LIBOR01M, Cap 6.15%, Floor 0.00%) 5/20/47 S•	100,444	18,246
Series 2017-80 AS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 5/20/47 S•	221,862	46,474
Series 2017-101 AI 4.00% 7/20/47 S	98,056	18,779
Series 2017-101 HD 3.00% 1/20/47	89,000	86,583
Series 2017-101 KS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 7/20/47 S•	97,893	20,581
Series 2017-101 ND 3.00% 1/20/47	88,000	85,481
Series 2017-101 SK 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 7/20/47 S•	254,412	52,693
Series 2017-101 TI 4.00% 3/20/44 S	141,136	22,096
Series 2017-107 T 3.00% 1/20/47	65,000	65,106
Series 2017-116 ZL 3.00% 6/20/47	47,590	44,706
Series 2017-117 C 3.00% 8/20/47	131,000	124,510
Series 2017-117 GI 3.00% 3/20/47 S	593,110	92,264
Series 2017-120 QS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 8/20/47 S•	212,202	48,273
Series 2017-121 CW 3.00% 8/20/47	55,000	52,719
Series 2017-121 IC 3.00% 12/20/45 S	621,116	100,528
Series 2017-121 IL 3.00% 2/20/42 S	911,164	117,453
Series 2017-132 JI 3.00% 6/20/45 S	98,704	13,122
Series 2017-134 ES 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 9/20/47 S•	242,550	49,551
Series 2017-134 SD 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 9/20/47 S•	188,572	42,377

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2017-134 SK 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 9/20/47 S•	154,036	$31,929
Series 2017-137 CZ 3.00% 9/20/47	138,030	129,179
Series 2017-141 JS 4.699% (6.20% minus LIBOR01M, Cap 6.20%, Floor 0.00%) 9/20/47 S•	238,187	53,526
Series 2017-144 MZ 2.50% 9/20/47	65,407	55,161
Series 2017-156 LP 2.50% 10/20/47	122,000	108,626

Total Agency Collateralized Mortgage Obligations (cost $81,840,395)		83,882,679

Agency Commercial Mortgage-Backed Securities – 0.29%

FREMF Mortgage Trust
Series 2011-K15 B 144A 4.948% 8/25/44 #•	95,000	101,134
Series 2012-K708 B 144A 3.75% 2/25/45 #•	675,000	682,563
Series 2013-K712 B 144A 3.362% 5/25/45 #•	345,000	348,022
NCUA Guaranteed Notes Trust
Series 2011-C1 2A 1.933% (LIBOR01M + 0.53%) 3/9/21 •	1,049,624	1,047,420

Total Agency Commercial Mortgage-Backed Securities (cost $2,205,013)		2,179,139

Agency Mortgage-Backed Securities – 5.52%

Fannie Mae ARM
3.213%(H15T1Y + 2.127%) 12/1/33 •	68,581	72,662
3.284%(LIBOR12M + 1.518%) 8/1/34 •	74,598	77,830
3.334%(LIBOR12M + 1.584%) 9/1/38 •	1,165,856	1,214,654
3.378%(LIBOR12M + 1.591%) 8/1/36 •	28,336	30,059
3.448%(LIBOR12M + 1.698%) 4/1/36 •	24,871	26,179
3.455%(LIBOR12M + 1.705%) 11/1/39 •	194,254	204,609
3.505%(LIBOR12M + 1.77%) 1/1/41 •	122,208	125,942
3.506%(LIBOR12M + 1.731%) 6/1/36 •	101,407	106,548
3.537%(LIBOR12M + 1.814%) 7/1/36 •	83,701	88,029
3.58%(LIBOR12M + 1.83%) 8/1/35 •	21,046	22,154
3.603%(LIBOR12M + 1.777%) 6/1/34 •	32,435	34,419
3.609%(LIBOR12M + 1.859%) 7/1/36 •	15,694	16,559
4.565%(LIBOR12M + 1.77%) 11/1/39 •	594,778	627,718
Fannie Mae S.F. 30 yr
4.50% 8/1/40	97,429	104,846
5.00% 12/1/35	12,532	13,750
5.00% 1/1/40	65,999	72,457
5.00% 6/1/44	612,889	671,712
5.00% 7/1/47	400,200	433,563
5.50% 1/1/34	9,489	10,596
5.50% 4/1/34	87,817	97,230

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.50% 1/1/38	1,116,897	$1,239,479
5.50% 9/1/41	398,965	446,941
5.50% 5/1/44	7,858,499	8,725,986
6.00% 6/1/36	95,974	110,062
6.00% 9/1/36	122,134	140,029
6.00% 12/1/37	145,463	163,752
6.00% 3/1/38	1,354,155	1,530,867
6.00% 5/1/38	95,283	107,522
6.00% 10/1/38	554,443	625,005
6.00% 9/1/39	108,014	123,999
6.00% 10/1/39	2,301,551	2,612,875
6.00% 7/1/41	7,086,064	8,005,439
6.50% 1/1/29	6,217	7,007
6.50% 5/1/40	157,968	176,238
7.50% 6/1/31	514	607
Fannie Mae S.F. 30 yr TBA
4.50% 2/1/48	5,934,000	6,305,765
Freddie Mac ARM
2.559%(LIBOR12M + 1.63%) 10/1/46 •	384,244	384,097
2.924%(LIBOR12M + 1.612%) 11/1/44 •	125,747	128,056
3.286%(H15T1Y + 2.14%) 10/1/36 •	5,219	5,471
3.37%(H15T1Y + 2.37%) 6/1/37 •	281,108	292,448
3.489%(LIBOR12M + 1.737%) 2/1/37 •	3,332	3,491
3.525%(LIBOR12M + 1.775%) 10/1/37 •	178,260	186,750
3.635%(LIBOR12M + 1.885%) 7/1/38 •	839,253	883,260
4.999%(LIBOR12M + 1.93%) 8/1/38 •	15,975	16,779
Freddie Mac S.F. 30 yr
4.50% 8/1/44	182,070	195,906
5.00% 12/1/41	43,269	47,364
5.50% 1/1/38	7,710	8,571
6.00% 5/1/35	7,925	8,949
6.00% 2/1/36	169,630	190,660
6.00% 3/1/36	205,287	231,311
6.00% 8/1/38	1,592,242	1,802,074
6.00% 5/1/39	43,211	48,944
6.00% 7/1/39	23,162	26,130
6.00% 11/1/39	26,738	30,134
6.00% 5/1/40	200,110	224,198
6.50% 12/1/31	16,882	18,934
7.50% 7/1/32	3,512	4,203
GNMA II S.F. 30 yr
5.50% 5/20/37	161,511	177,725

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)

GNMA II S.F. 30 yr
5.50% 4/20/40	122,187	$132,021
5.50% 7/20/46	69,145	74,881
6.00% 2/20/39	150,059	165,843
6.00% 10/20/39	231,652	256,021
6.00% 2/20/40	578,855	642,409
6.00% 4/20/46	186,970	207,423
6.50% 10/20/39	225,568	250,582

Total Agency Mortgage-Backed Securities (cost $41,195,267)		41,017,724

Collateralized Debt Obligations – 2.96%

AMMC CLO
Series 2015-16A XR 144A 2.409% (LIBOR03M + 1.05%) 4/14/29 #•	5,700,000	5,699,686
Cathedral Lake CLO
Series 2015-2A AXR 144A 2.609% (LIBOR03M + 1.25%) 7/16/29 #•	2,078,125	2,079,497
Dryden 36 Senior Loan Fund
Series 2014-36A X 144A 2.459% (LIBOR03M + 1.10%) 1/15/28 #•	1,777,778	1,778,628
Harbourview CLO VII
Series 7A AXR 144A 2.436% (LIBOR03M + 1.00%) 11/18/26 #•	1,666,667	1,669,175
Hempstead II CLO
Series 2017-2A X 144A 2.41% (LIBOR03M + 1.00%) 8/10/29 #•	3,718,750	3,719,635
KKR CLO
Series 18 X 144A 2.354% (LIBOR03M + 1.00%) 7/18/30 #•	1,750,000	1,749,116
Neuberger Berman CLO XVII
Series 2014-17A XR 144A 2.363% (LIBOR03M + 1.00%) 4/22/29 #•	2,966,250	2,966,084
Telos CLO
Series 2013-3A X 144A 2.353% (LIBOR03M + 1.00%) 7/17/26 #•	1,662,500	1,662,962
Tuolumne Grove CLO
Series 2014-1A AXR 144A 2.317% (LIBOR03M + 0.95%) 4/25/26 #•	666,667	666,629

Total Collateralized Debt Obligations (cost $21,986,736)		21,991,412

Corporate Bonds – 35.41%

Banking – 14.51%
ANZ New Zealand International 144A 2.60% 9/23/19 #	3,900,000	3,914,440
Banco de Bogota 144A 5.375% 2/19/23 #	500,000	525,625

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Banco Nacional de Costa Rica 144A 5.875% 4/25/21 #	450,000	$469,969
Banco Santander 3.50% 4/11/22	1,600,000	1,632,851
Bank of America
144A 3.004% 12/20/23 #µ	445,000	446,387
3.124% 1/20/23 µ	2,050,000	2,080,466
144A 3.419% 12/20/28 #µ	2,830,000	2,833,297
4.183% 11/25/27	905,000	946,558
Bank of New York Mellon 2.428% (LIBOR03M + 1.05%)
10/30/23 •	3,700,000	3,803,983
Barclays
3.20% 8/10/21	780,000	785,158
8.25%µy	200,000	210,075
BB&T 1.608% (LIBOR03M + 0.22%) 2/1/21 •	3,750,000	3,734,014
BBVA Bancomer 144A 7.25% 4/22/20 #	500,000	542,500
BGEO Group 144A 6.00% 7/26/23 #	200,000	208,917
Branch Banking & Trust 2.85% 4/1/21	1,505,000	1,526,201
Citigroup 2.522% (LIBOR03M + 1.10%) 5/17/24 •	3,555,000	3,612,382
Citizens Bank
2.45% 12/4/19	5,010,000	5,015,035
2.50% 3/14/19	2,890,000	2,897,432
Commonwealth Bank of Australia 2.40% 11/2/20	4,055,000	4,055,608
Compass Bank 2.875% 6/29/22	5,695,000	5,640,621
Credit Suisse 2.30% 5/28/19	4,890,000	4,895,308
Export Credit Bank of Turkey 144A 5.375% 2/8/21 #	300,000	307,685
Goldman Sachs Group 6.00% 6/15/20	2,000,000	2,163,537
HBOS 144A 6.75% 5/21/18 #	2,555,000	2,598,560
Huntington National Bank
2.375% 3/10/20	1,500,000	1,498,422
2.50% 8/7/22	480,000	473,888
JPMorgan Chase & Co.
2.55% 3/1/21	3,810,000	3,813,354
4.25% 10/1/27	1,010,000	1,075,314
KeyBank	920,000	908,087
2.40% 6/9/22
2.50% 11/22/21	1,890,000	1,880,897
3.18% 5/22/22	1,335,000	1,345,636
Manufacturers & Traders Trust
2.05% 8/17/20	2,500,000	2,482,419
2.50% 5/18/22	555,000	552,883
Morgan Stanley
3.625% 1/20/27	885,000	906,546
5.00% 11/24/25	1,850,000	2,027,184

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
PNC Bank
2.45% 11/5/20	4,275,000	$4,282,800
3.10% 10/25/27	520,000	519,149
PNC Financial Services Group 5.00%µy	1,160,000	1,229,600
Popular 7.00% 7/1/19	500,000	522,500
Regions Financial 2.75% 8/14/22	370,000	369,185
Royal Bank of Canada 2.75% 2/1/22	1,685,000	1,706,835
Royal Bank of Scotland Group	1,470,000	1,496,573
3.875% 9/12/23
8.625%µy	910,000	1,027,163
Santander UK	3,805,000	3,775,665
2.125% 11/3/20
144A 5.00% 11/7/23 #	820,000	878,222
Skandinaviska Enskilda Banken 144A 2.375% 3/25/19 #	4,580,000	4,592,110
SunTrust Banks 2.70% 1/27/22	2,785,000	2,787,242
Swedbank 144A 2.375% 2/27/19 #	2,000,000	2,005,196
Turkiye Garanti Bankasi 144A 6.25% 4/20/21 #	230,000	243,599
UBS Group Funding Jersey	640,000	633,286
144A 2.65% 2/1/22 #
144A 3.00% 4/15/21 #	2,700,000	2,720,809
US Bancorp 2.35% 1/29/21	1,000,000	1,000,524
USB Capital IX 3.50% (LIBOR03M + 1.02%)y•	6,960,000	6,307,498

		107,909,195

Basic Industry – 2.32%
Braskem Netherlands Finance 144A 3.50% 1/10/23 #	500,000	492,250
Dow Chemical 8.55% 5/15/19	3,260,000	3,532,024
Equate Petrochemical 144A 3.00% 3/3/22 #	265,000	261,584
First Quantum Minerals 144A 7.00% 2/15/21 #	250,000	260,000
FMG Resources August 2006 144A 4.75% 5/15/22 #	500,000	508,125
Georgia-Pacific	1,000,000	1,003,757
144A 2.539% 11/15/19 #
144A 5.40% 11/1/20 #	5,750,000	6,203,485
Hudbay Minerals 144A 7.25% 1/15/23 #	750,000	798,750
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	500,000	560,625
MMC Finance DAC 4.375% 4/30/18	500,000	503,446
NCI Building Systems 144A 8.25% 1/15/23 #	335,000	355,519
Phosagro OAO via Phosagro Bond Funding DAC 144A
3.95% 11/3/21 #	500,000	504,683
Sherwin-Williams 2.25% 5/15/20	1,900,000	1,894,606
Vale Overseas	55,000	57,007
4.375% 1/11/22
5.875% 6/10/21	115,000	125,523

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Basic Industry (continued)
Vedanta Resources 144A 6.375% 7/30/22 #	200,000	$209,260

		17,270,644

Brokerage - 0.55%
E*TRADE Financial 5.30%µy	1,575,000	1,586,813
Jefferies Group 5.125% 1/20/23	2,285,000	2,478,919

		4,065,732

Capital Goods - 0.66%
Ardagh Packaging Finance 144A 7.25% 5/15/24 #	500,000	546,250
General Electric
1.771% (LIBOR03M + 0.38%) 5/5/26 •	280,000	268,761
5.55% 5/4/20	2,175,000	2,328,986
6.00% 8/7/19	1,445,000	1,531,310
SAN Miguel Industrias Pet 144A 4.50% 9/18/22 #	225,000	229,163

		4,904,470

Communications - 3.09%
American Tower
3.00% 6/15/23	2,140,000	2,136,735
3.40% 2/15/19	2,250,000	2,275,955
AT&T
2.85% 2/14/23	3,445,000	3,462,197
144A 4.10% 2/15/28 #	770,000	773,875
Cablevision 144A 6.50% 6/15/21 #	195,000	207,617
CC Holdings GS V 3.849% 4/15/23	1,165,000	1,203,173
CCO Holdings 5.75% 9/1/23	500,000	513,750
CenturyLink 5.625% 4/1/20	750,000	758,437
Crown Castle International
3.65% 9/1/27	75,000	74,945
5.25% 1/15/23	735,000	805,570
Crown Castle Towers 144A 3.663% 5/15/25 #	635,000	645,852
CSC Holdings 6.75% 11/15/21	750,000	806,250
Digicel Group 144A 7.125% 4/1/22 #	500,000	464,885
GTH Finance 144A 6.25% 4/26/20 #	500,000	526,625
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	520,000	515,850
SBA Tower Trust 144A 2.24% 4/10/18 #	1,995,000	1,995,395
Sirius XM Radio 144A 3.875% 8/1/22 #	500,000	503,750
Sprint Communications 6.00% 11/15/22	750,000	751,875
Time Warner Entertainment 8.375% 3/15/23	3,295,000	4,004,369
VTR Finance 144A 6.875% 1/15/24 #	500,000	528,750

		22,955,855

Consumer Cyclical - 1.11%
Alibaba Group Holding 2.80% 6/6/23	1,105,000	1,102,512
Atento Luxco 1 144A 6.125% 8/10/22 #	180,000	189,000

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Cencosud 144A 4.875% 1/20/23 #	250,000	$262,825
Ford Motor Credit 3.336% 3/18/21	1,575,000	1,600,689
JD.com 3.125% 4/29/21	400,000	398,983
MGM Resorts International 6.75% 10/1/20	375,000	405,937
NCL 144A 4.75% 12/15/21 #	500,000	518,750
Prime Security Services Borrower 144A 9.25% 5/15/23 #	750,000	834,375
Scientific Games International 10.00% 12/1/22	500,000	550,625
Starbucks 2.10% 2/4/21	2,110,000	2,097,197
Wyndham Worldwide 4.15% 4/1/24	310,000	311,804

		8,272,697

Consumer Non-Cyclical - 1.77%
BAT Capital 144A 2.297% 8/14/20 #	2,600,000	2,587,151
CK Hutchison International 144A 2.875% 4/5/22 #	275,000	274,189
ESAL 144A 6.25% 2/5/23 #	200,000	191,000
Kernel Holding 144A 8.75% 1/31/22 #	235,000	259,416
Marfrig Holdings Europe 144A 8.00% 6/8/23 #	200,000	209,250
MHP 144A 8.25% 4/2/20 #	500,000	544,138
Pernod Ricard 144A 4.45% 1/15/22 #	1,795,000	1,908,247
Roche Holdings 144A 1.75% 1/28/22 #	1,015,000	987,153
Shire Acquisitions Investments Ireland
1.90% 9/23/19	3,000,000	2,973,769
2.40% 9/23/21	1,090,000	1,073,676
Thermo Fisher Scientific 3.00% 4/15/23	2,130,000	2,145,351

		13,153,340

Electric - 4.93%
AEP Texas 144A 2.40% 10/1/22 #	1,930,000	1,903,167
AES Gener 144A 5.25% 8/15/21 #	203,000	212,764
Ameren 2.70% 11/15/20	3,665,000	3,679,277
Arizona Public Service 2.20% 1/15/20	4,195,000	4,183,659
Avangrid 3.15% 12/1/24	1,100,000	1,095,675
CMS Energy 6.25% 2/1/20	1,345,000	1,447,345
DTE Energy 2.40% 12/1/19	1,725,000	1,723,540
Duke Energy 1.80% 9/1/21	2,450,000	2,384,838
Dynegy 7.375% 11/1/22	500,000	528,750
Enel Finance International 144A 2.875% 5/25/22 #	2,790,000	2,784,921
Entergy 4.00% 7/15/22	2,050,000	2,141,961
Entergy Louisiana 4.05% 9/1/23	1,125,000	1,193,154
Exelon 2.85% 6/15/20	2,000,000	2,019,034
Fortis 2.10% 10/4/21	2,895,000	2,828,095
IPALCO Enterprises 3.45% 7/15/20	710,000	720,650
ITC Holdings 144A 2.70% 11/15/22 #	2,455,000	2,452,999
Majapahit Holding 144A 8.00% 8/7/19 #	500,000	542,150

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Electric (continued)
NV Energy 6.25% 11/15/20	2,460,000	$2,703,260
WEC Energy Group 2.45% 6/15/20	2,075,000	2,080,071

		36,625,310

Energy – 2.48%
Dominion Energy Gas Holdings 2.50% 12/15/19	2,020,000	2,023,121
Energy Transfer Equity
4.25% 3/15/23	500,000	497,500
7.50% 10/15/20	500,000	551,250
Genesis Energy 6.75% 8/1/22	500,000	521,250
KazMunayGas National
144A 3.875% 4/19/22 #	250,000	254,359
144A 6.375% 4/9/21 #	250,000	273,337
Kinder Morgan Energy Partners 9.00% 2/1/19	850,000	907,638
Kunlun Energy 144A 2.875% 5/13/20 #	400,000	400,976
Laredo Petroleum 5.625% 1/15/22	500,000	507,500
Murphy Oil USA 6.00% 8/15/23	500,000	523,750
Newfield Exploration 5.75% 1/30/22	500,000	536,250
Noble Holding International 5.75% 3/16/18	580,000	582,537
Oasis Petroleum 6.50% 11/1/21	500,000	511,875
ONEOK 7.50% 9/1/23	1,655,000	1,973,703
Pertamina Persero 144A 4.30% 5/20/23 #	310,000	324,728
Petrobras Global Finance 4.375% 5/20/23	500,000	495,735
Plains All American Pipeline 2.85% 1/31/23	415,000	397,510
Precision Drilling 6.50% 12/15/21	338,000	346,027
Sabine Pass Liquefaction
5.75% 5/15/24	1,595,000	1,774,779
5.875% 6/30/26	1,455,000	1,636,900
Tecpetrol 144A 4.875% 12/12/22 #	305,000	306,373
Woodside Finance 144A 8.75% 3/1/19 #	2,235,000	2,392,991
WPX Energy 7.50% 8/1/20	335,000	364,313
YPF 144A 25.458% (BADLARPP + 4.00%) 7/7/20 #●	325,000	318,467

		18,422,869

Finance Companies – 0.62%
Air Lease 3.00% 9/15/23	1,030,000	1,023,187
Aviation Capital Group 144A 2.875% 1/20/22 #	605,000	605,007
BOC Aviation 144A 2.375% 9/15/21 #	400,000	389,826
Development Bank of Japan 144A 2.625% 9/1/27 #	790,000	777,583
GrupoSura Finance 144A 5.70% 5/18/21 #	500,000	536,250
International Lease Finance 8.625% 1/15/22	1,080,000	1,301,675

		4,633,528

Healthcare – 0.10%
HCA Healthcare 6.25% 2/15/21	500,000	531,250

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Healthcare (continued)
Mallinckrodt International Finance 144A 4.875% 4/15/20 #	250,000	$241,250

		772,500

Insurance – 0.79%
Hub Holdings 144A PIK 8.125% 7/15/19 #T	500,000	501,250
Nuveen Finance 144A 2.95% 11/1/19 #	1,500,000	1,514,839
Pricoa Global Funding I 144A 2.20% 5/16/19 #	3,855,000	3,856,938

		5,873,027

Natural Gas – 0.38%
CenterPoint Energy Resources 4.50% 1/15/21	2,700,000	2,825,515

		2,825,515

Real Estate – 0.07%
Hazine Mustesarligi Varlik Kiralama 144A 4.251% 6/8/21 #	500,000	505,309

		505,309

REITs – 0.26%
Alexandria Real Estate Equities 3.45% 4/30/25	335,000	334,341
GEO Group 5.875% 1/15/22	500,000	517,500
Iron Mountain 144A 4.375% 6/1/21 #	500,000	508,690
Kilroy Realty 3.45% 12/15/24	590,000	589,074

		1,949,605

Technology – 0.83%
Apple 1.903% (LIBOR03M + 0.50%) 2/9/22 •	3,750,000	3,803,852
First Data 144A 7.00% 12/1/23 #	750,000	795,000
NXP 144A 4.125% 6/15/20 #	1,500,000	1,539,795

		6,138,647

Transportation – 0.94%
Adani Abbot Point Terminal 144A 4.45% 12/15/22 #	300,000	292,063
DAE Funding 144A 4.00% 8/1/20 #	500,000	506,250
Penske Truck Leasing 144A 4.20% 4/1/27 #	2,635,000	2,743,342
Transnet SOC 144A 4.00% 7/26/22 #	200,000	196,290
United Airlines 2015-1 Class AA Pass-Through Trust 3.45% 12/1/27 ◆	333,890	339,115
United Continental Holdings 4.25% 10/1/22	500,000	501,875
United Parcel Service 5.125% 4/1/19	2,340,000	2,427,256

		7,006,191

Total Corporate Bonds (cost $262,329,264)		263,284,434

Loan Agreements – 3.27%

Alpha 3 Tranche B1 1st Lien 4.00% (LIBOR03M + 3.00%) 1/31/24 •	1,492,500	1,503,927
Blue Ribbon 1st Lien 5.00% (LIBOR03M + 4.00%) 11/13/21 •	509,843	508,993

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Loan Agreements (continued)

Builders FirstSource 1st Lien 4.00% (LIBOR03M + 3.00%) 2/29/24 •	1,477,500	$1,485,348
Change Healthcare Holdings Tranche B 1st Lien 3.75% (LIBOR03M + 2.75%) 3/1/24	1,588,000	1,592,342
Chesapeake Energy 1st Lien 8.50% (LIBOR03M + 7.50%) 8/23/21 •	250,000	266,719
First Data 1st Lien 3.80% (LIBOR03M + 2.25%) 4/26/24	429,698	430,466
First Eagle Holdings Tranche B 1st Lien 3.75% (LIBOR03M + 3.00%) 12/1/22 •	1,481,250	1,496,063
Gardner Denver Tranche B 1st Lien 4.443% (LIBOR03M + 2.75%) 7/30/24 •	452,130	453,968
JC Penney Tranche B 1st Lien 5.25% (LIBOR03M + 4.25%) 6/23/23 •	72,496	67,965
Mission Broadcasting 1st Lien 2.50% (LIBOR03M + 2.50%) 1/17/24 •	209,273	210,188
Mohegan Gaming & Entertainment Tranche B 1st Lien 5.00% (LIBOR03M + 4.00%) 10/13/23 •	489,354	493,942
MPH Acquisition Holdings Tranche B 1st Lien 4.00% (LIBOR03M + 3.00%) 6/7/23 •	220,101	220,806
Nexstar Broadcasting Tranche B 1st Lien 2.50% (LIBOR03M + 2.50%) 1/17/24 •	1,661,892	1,669,163
ON Semiconductor Tranche B 1st Lien 3.35% (LIBOR03M + 2.00%) 3/31/23 •	1,168,998	1,175,939
PQ Tranche B 1st Lien 4.63% (LIBOR03M + 3.25%) 11/4/22 •	341,640	344,896
Republic of Angola 8.032% (LIBOR06M + 6.25%) 12/16/23 =	382,500	355,247
Rite Aid 2nd Lien 5.75% (LIBOR03M + 4.75%) 8/21/20 •	500,000	502,187
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.25% (LIBOR03M + 4.25%) 6/1/23 •	1,844,051	1,862,030
SFR Group Tranche B12 1st Lien 4.349% (LIBOR03M + 3.00%) 1/31/26 •	2,378,750	2,300,449
Sinclair Television Group Tranche B 1st Lien 2.50% (LIBOR03M + 2.50%) 12/12/24 •	750,000	750,229
Sprint Communications Tranche B 1st Lien 3.25% (LIBOR03M + 2.50%) 2/2/24	2,481,250	2,483,060
Staples 1st Lien 5.00% (LIBOR03M + 4.00%) 9/12/24 •	125,000	122,547
Stars Group Holdings Tranche B 1st Lien 4.50% (LIBOR03M + 3.50%) 8/1/21 •	492,424	495,779
Summit Midstream Partners Holdings Tranche B 1st Lien 7.00% (LIBOR03M + 6.00%) 5/21/22 •	230,000	234,025
Univision Communications Tranche C 1st Lien 3.75% (LIBOR03M + 2.75%) 3/15/24 •	1,435,814	1,433,211
WideOpenWest Finance Tranche B 1st Lien 4.25% (LIBOR03M + 3.25%) 8/19/23 •	1,726,922	1,709,114

	Principal amount°	Value (US $)

Loan Agreements (continued)

Windstream Services Tranche B6 1st Lien 4.75% (LIBOR03M + 4.00%) 3/30/21 •	152,954	$144,063

Total Loan Agreements (cost $23,937,327)		24,312,666

Municipal Bonds – 0.35%

Commonwealth of Massachusetts
Series C 5.00% 10/1/25	100,000	121,902
County of Baltimore, Maryland 5.00% 2/1/26	2,030,000	2,507,720

Total Municipal Bonds (cost $2,645,081)		2,629,622

Non-Agency Asset-Backed Securities – 25.86%

Ally Master Owner Trust
Series 2015-2 A1 2.047% (LIBOR01M + 0.57%) 1/15/21 •	7,500,000	7,529,155
American Express Credit Account Master Trust
Series 2013-1 A 1.897% (LIBOR01M + 0.42%) 2/16/21 •	2,135,000	2,139,046
Series 2013-2 A 1.897% (LIBOR01M + 0.42%) 5/17/21 •	2,474,000	2,480,611
Series 2014-1 A 1.847% (LIBOR01M + 0.37%) 12/15/21 •	2,100,000	2,107,769
Series 2017-2 A 2.038% (LIBOR01M + 0.45%) 9/16/24 •	270,000	272,093
Series 2017-5 A 1.857% (LIBOR01M + 0.38%) 2/18/25 •	575,000	577,795
ARI Fleet Lease Trust
Series 2015-A A2 144A 1.11% 11/15/18 #	8,284	8,281
Series 2017-A A1 144A 1.25% 6/15/18 #	326,690	326,434
Avis Budget Rental Car Funding AESOP
Series 2013-2A A 144A 2.97% 2/20/20 #	6,500,000	6,543,237
Bank of America Credit Card Trust
Series 2014-A1 A 1.857% (LIBOR01M + 0.38%) 6/15/21 •	5,625,000	5,640,711
Series 2017-A1 A1 1.95% 8/15/22	3,000,000	2,986,084
Barclays Dryrock Issuance Trust
Series 2017-1 A 1.807% (LIBOR01M + 0.33%) 3/15/23 •	1,410,000	1,413,940
BMW Vehicle Lease Trust
Series 2016-1 A3 1.34% 1/22/19	3,592,770	3,588,029
Series 2016-2 A3 1.43% 9/20/19	1,810,000	1,802,313
Cabela’s Credit Card Master Note Trust
Series 2014-2 A 1.927% (LIBOR01M + 0.45%) 7/15/22 •	3,000,000	3,010,243

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Cabela’s Credit Card Master Note Trust
Series 2015-1A A1 2.26% 3/15/23	500,000	$500,491
Capital One Multi-Asset Execution Trust
Series 2014-A3 A3 1.857% (LIBOR01M + 0.38%) 1/18/22 •	2,000,000	2,006,460
Series 2016-A1 A1 1.927% (LIBOR01M + 0.45%) 2/15/22 •	4,000,000	4,018,943
Series 2017-A5 A5 2.057% (LIBOR01M + 0.58%) 7/15/27 •	480,000	483,755
Chase Issuance Trust
Series 2013-A3 A3 1.757% (LIBOR01M + 0.28%) 4/15/20 •	3,670,000	3,672,504
Series 2013-A6 A6 2.008% (LIBOR01M + 0.42%) 7/15/20 •	4,000,000	4,007,237
Series 2013-A9 A 1.897% (LIBOR01M + 0.42%) 11/16/20 •	8,900,000	8,924,161
Series 2014-A5 A5 1.847% (LIBOR01M + 0.37%) 4/15/21 •	3,281,000	3,293,375
Series 2016-A1 A 1.887% (LIBOR01M + 0.41%) 5/17/21 •	3,026,000	3,038,122
Series 2016-A3 A3 2.027% (LIBOR01M + 0.55%) 6/15/23 •	7,350,000	7,433,267
Series 2017-A1 A 1.777% (LIBOR01M + 0.30%) 1/18/22 •	4,935,000	4,952,565
Series 2017-A2 A 1.877% (LIBOR01M + 0.40%) 3/15/24 •	1,300,000	1,307,491
Chesapeake Funding II
Series 2017-4A A2 144A 1.817% (LIBOR01M + 0.34%) 11/15/29 #•	1,925,000	1,925,636
Citibank Credit Card Issuance Trust
Series 2013-A4 A4 1.972% (LIBOR01M + 0.42%) 7/24/20 •	800,000	801,625
Series 2013-A7 A7 1.862% (LIBOR01M + 0.43%) 9/10/20 •	8,100,000	8,120,091
Series 2016-A3 A3 1.893% (LIBOR01M + 0.49%) 12/7/23 •	4,270,000	4,310,972
Series 2017-A1 A1 1.741% (LIBOR01M + 0.25%) 1/19/21 •	2,650,000	2,654,199
Series 2017-A5 A5 2.155% (LIBOR01M + 0.62%) 4/22/26 •	360,000	364,125
Series 2017-A7 A7 1.777% (LIBOR01M + 0.37%) 8/8/24 •	11,900,000	11,948,199
CNH Equipment Trust
Series 2016-B A2B 1.877% (LIBOR01M + 0.40%) 10/15/19 •	48,671	48,694

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Discover Card Execution Note Trust
Series 2013-A6 A6 1.927% (LIBOR01M + 0.45%) 4/15/21 •	2,405,000	$2,412,616
Series 2014-A1 A1 1.907% (LIBOR01M + 0.43%) 7/15/21 •	4,500,000	4,515,389
Series 2015-A1 A1 1.827% (LIBOR01M + 0.35%) 8/17/20 •	325,000	325,152
Series 2016-A4 A4 1.39% 3/15/22	2,000,000	1,975,447
Series 2017-A1 A1 1.967% (LIBOR01M + 0.49%) 7/15/24 •	13,995,000	14,102,161
Series 2017-A3 A3 1.707% (LIBOR01M + 0.23%) 10/17/22 •	3,025,000	3,031,284
Series 2017-A5 A5 2.077% (LIBOR01M + 0.60%) 12/15/26 •	4,045,000	4,089,731
Series 2017-A7 A7 1.837% (LIBOR01M + 0.36%) 4/15/25 •	4,465,000	4,483,578
Ford Credit Auto Owner Trust
Series 2014-A C 1.90% 9/15/19	1,750,000	1,750,409
Series 2016-B A2B 1.787% (LIBOR01M + 0.31%) 3/15/19 •	60,441	60,451
Series 2016-C A2B 1.617% (LIBOR01M + 0.14%) 9/15/19 •	1,204,629	1,204,744
Ford Credit Floorplan Master Owner Trust A
Series 2014-2 A 1.977% (LIBOR01M + 0.50%) 2/15/21 •	6,612,000	6,648,992
Series 2015-2 A2 2.047% (LIBOR01M + 0.57%) 1/15/22 •	1,470,000	1,479,953
Series 2017-1 A2 1.897% (LIBOR01M + 0.42%) 5/15/22 •	400,000	401,884
Series 2017-2 A2 1.827% (LIBOR01M + 0.35%) 9/15/22 •	1,000,000	1,003,165
Golden Credit Card Trust
Series 2014-2A A 144A 1.927% (LIBOR01M + 0.45%) 3/15/21 #•	535,000	537,064
GreatAmerica Leasing Receivables Funding
Series 2017-1 A2 144A 1.72% 4/22/19 #	744,934	744,306
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	247,775	241,033
Hyundai Auto Lease Securitization Trust
Series 2016-C A3 144A 1.49% 2/18/20 #	6,650,000	6,628,704
Hyundai Auto Receivables Trust
Series 2016-A A2B 1.847% (LIBOR01M + 0.37%) 6/17/19 •	545,861	546,094

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Mercedes-Benz Master Owner Trust
Series 2015-BA A 144A 1.857% (LIBOR01M + 0.38%) 4/15/20 #•	1,000,000	$1,000,836
Series 2016-AA A 144A 2.057% (LIBOR01M + 0.58%) 5/15/20 #•	1,970,000	1,973,537
Navistar Financial Dealer Note Master Owner Trust II
Series 2016-1 A 144A 2.902% (LIBOR01M + 1.35%) 9/27/21 #•	390,000	392,294
Series 2017-1 A 144A 2.332% (LIBOR01M + 0.78%) 6/27/22 #•	1,000,000	1,002,327
Nissan Auto Lease Trust
Series 2016-A A2B 1.857% (LIBOR01M + 0.38%) 8/15/18 •	2,087	2,087
Series 2016-B A2B 1.757% (LIBOR01M + 0.28%) 12/17/18 •	779,442	779,710
Series 2016-B A3 1.50% 7/15/19	755,000	752,795
Nissan Auto Receivables Owner Trust
Series 2016-B A2B 1.777% (LIBOR01M + 0.30%) 4/15/19 •	499,913	500,087
Nissan Master Owner Trust Receivables
Series 2016-A A1 2.117% (LIBOR01M + 0.64%) 6/15/21 •	3,040,000	3,059,841
Series 2017-C A 1.797% (LIBOR01M + 0.32%) 10/17/22 •	850,000	851,688
PFS Financing
Series 2017-C A 144A 1.947% (LIBOR01M + 0.47%) 10/15/21 #•	380,000	379,391
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #•	464,880	464,910
Series 2015-6 A1B 144A 2.75% 4/25/55 #•	522,798	522,180
Toyota Auto Receivables Owner Trust
Series 2017-A A2B 1.547% (LIBOR01M + 0.07%) 9/16/19 •	828,877	828,817
Trafigura Securitisation Finance
Series 2017-1A A1 144A 2.327% (LIBOR01M + 0.85%) 12/15/20 #•	3,410,000	3,424,810
Verizon Owner Trust
Series 2017-3A A1B 144A 1.771% (LIBOR01M + 0.27%) 4/20/22 #•	4,675,000	4,682,358
Volvo Financial Equipment
Series 2017-1A A2 144A 1.55% 10/15/19 #	515,000	514,164

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

World Financial Network Credit Card Master Trust
Series 2015-A A 1.957% (LIBOR01M + 0.48%) 2/15/22 •	685,000	$685,547

Total Non-Agency Asset-Backed Securities
(cost $192,177,313)		192,237,189

Non-Agency Collateralized Mortgage Obligations – 0.13%

Bank of America Alternative Loan Trust
Series 2005-6 7A1 5.50% 7/25/20	17,292	16,494
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.75% 5/19/27 #•	40,932	41,672
JPMorgan Mortgage Trust
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #•	455,000	455,121
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #•	318,627	323,535
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-AR5 2A1 3.325% 4/25/36 •	100,622	95,055

Total Non-Agency Collateralized Mortgage Obligations (cost $892,638)		931,877

Non-Agency Commercial Mortgage-Backed Security – 0.01%

DB-UBS Mortgage Trust
Series 2011-LC1A C 144A 5.698% 11/10/46 #•	100,000	107,123

Total Non-Agency Commercial Mortgage-Backed Security (cost $110,844)		107,123

Regional Bond – 0.05%Δ

Argentina – 0.05%
Provincia de Cordoba 144A 7.125% 6/10/21 #	350,000	378,861

Total Regional Bond (cost $368,375)		378,861

Sovereign Bonds – 0.56%Δ

Argentina – 0.07%
Argentine Republic Government International Bond 5.625% 1/26/22	500,000	528,750

		528,750

Costa Rica – 0.03%
Costa Rica Government International Bond 144A 4.25% 1/26/23 #	250,000	244,375

		244,375

Croatia – 0.07%
Croatia Government International Bond 144A 5.50% 4/4/23 #	500,000	552,314

		552,314

Schedule of investments

Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (US $)

Sovereign BondsΔ (continued)

Dominican Republic – 0.04%
Dominican Republic International Bond 144A 7.50% 5/6/21 #	300,000	$328,125

		328,125

Egypt – 0.07%
Egypt Government International Bond 144A 6.125% 1/31/22 #	500,000	524,087

		524,087

Mongolia – 0.03%
Mongolia Government International Bond 144A 5.625% 5/1/23 #	215,000	217,459

		217,459

Nigeria – 0.07%
Nigeria Government International Bond 5.625% 6/27/22	500,000	519,813

		519,813

Saudi Arabia – 0.07%
Kingdom of Saudi Arabia Sukuk 144A 2.894% 4/20/22 #	500,000	497,221

		497,221

Sri Lanka – 0.07%
Sri Lanka Government International Bond
144A 5.125% 4/11/19 #	250,000	254,687
144A 5.75% 1/18/22 #	250,000	261,761

		516,448

Ukraine – 0.04%
Ukraine Government International Bond 144A 7.75% 9/1/20 #	250,000	265,465

		265,465

Total Sovereign Bonds (cost $4,098,023)		4,194,057

Supranational Bank – 0.07%

Banque Ouest Africaine de Developpement 144A 5.50% 5/6/21 #	500,000	532,695

Total Supranational Bank (cost $529,500)		532,695

US Treasury Obligations – 12.70%

US Treasury Floating Rate Note 1.488% (USBMMY3M + 0.048%) 10/31/19 •	17,135,000	17,140,360
US Treasury Notes	13,755,000	13,635,293
2.00% 10/31/22
2.00% 11/30/22	2,495,000	2,472,232
2.25% 8/15/27	49,360,000	48,658,224

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Notes 2.25% 11/15/27	12,700,000	$12,518,847

Total US Treasury Obligations (cost $94,727,748)		94,424,956

	Number of Shares
Preferred Stock – 0.37%
General Electric 5.00% µy	1,111,000	1,146,385
Morgan Stanley 5.55% µy	1,180,000	1,227,200
USB Realty144A 2.506%(LIBOR03M + 1.147%) #y•	400,000	361,500

Total Preferred Stock (cost $2,598,522)		2,735,085

	Principal amount°
Short-Term Investments – 1.61%
Discount Notes – 0.48%≠
Federal Home Loan Bank 1.176% 1/26/18	1,459,183	1,457,937
1.211% 2/5/18	1,158,082	1,156,649
1.235% 2/8/18	941,792	940,525

		3,555,111

Repurchase Agreements – 0.80%
Bank of America Merrill Lynch 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $1,497,154 (collateralized by US government obligations 0.75%-3.00% 10/31/18-5/15/47; market value $1,526,872)	1,496,933	1,496,933
Bank of Montreal 1.20%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $3,742,831 (collateralized by US government obligations 1.00%-3.75% 6/30/19-8/15/45; market value $3,817,180)	3,742,332	3,742,332
BNP Paribas 1.33%, dated 12/29/17, to be repurchased on 1/2/18, repurchase price $709,861 (collateralized by US government obligations 0.00%-2.00% 12/31/21-6/30/44; market value $723,952)	709,755	709,755

		5,949,020

US Treasury Obligations – 0.33%≠
US Cash Management Bill 0.333% 1/2/18	2,401,680	2,401,680
US Treasury Bill 0.884% 1/11/18	34,355	34,345

		2,436,025

Total Short-Term Investments (cost $11,940,014)		11,940,156

Total Value of Securities – 100.46% (cost $743,738,289)		$746,951,466

Schedule of investments

Delaware Limited-Term Diversified Income Fund

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2017, the aggregate value of Rule 144A securities was $137,239,693 which represents 18.46% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	PIK. 100% of the income received was in the form of cash.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in US dollars unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Dec. 31, 2017. Rate will reset at a future date.

∑	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.

y	No contractual maturity date.

Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.

●	Variable rate investment. Rates reset periodically. Rates shown reflect the rate in effect at Dec. 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2017.

The following futures and swap contracts were outstanding at Dec. 31, 2017:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation
(26)	US Treasury Long Bonds	$ (3,978,000)	$ (3,984,426)	3/21/18	$ 6,426	$ —
(387)	US Treasury 10 yr Notes	(48,006,141)	(48,174,889)	3/21/18	168,748	—
318	US Treasury 10 yr Notes	39,446,907	39,745,925	3/21/18	—	(299,018)

Total Futures Contracts			$ (12,413,390)		$ 175,174	$ (299,018)

Swap Contracts

CDS Contracts2

Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Depreciation[4]
Centrally Cleared/ Protection Purchased:
CDX.NA.HY.28[5] 6/20/22- Quarterly	43,560,000	5.00%	$(3,798,172)	$(2,859,243)	$(938,929)
CDX.NA.HY.29[5] 12/20/22- Quarterly	38,000,000	5.00%	(3,147,242)	(2,943,509)	(203,733)

Total CDS Contracts			$(6,945,414)	$(5,802,752)	$(1,142,662)

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”

[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

[3]	Notional amount shown is stated in US Dollars unless noted that the swap is denominated in another currency.

Schedule of investments

Delaware Limited-Term Diversified Income Fund

4Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(88,855).

5Markit’s CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

BADLARPP – Argentina Term Deposit Rate

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North American High-Yield

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

DB – Deutsche Bank

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GSMPS – Goldman Sachs Reperforming Mortgage Securities

H15T1Y – US Treasury Yield Curve T Note Constant Maturity 1 Year

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR012M – ICE LIBOR USD 12 Month

NCUA – National Credit Union Administration

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TBA – To be announced

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

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Statement of assets and liabilities

Delaware Limited-Term Diversified Income Fund	Dcember 31, 2017

Assets:
Investments, at value[1]	$735,011,310
Short-term investments, at value[2]	11,940,156
Cash collateral due from brokers	9,491,033
Receivable for securities sold	34,127,830
Dividends and interest receivable	4,051,392
Receivable for fund shares sold	307,101

Total assets	794,928,822

Liabilities:
Cash due to custodian	754,671
Payable for securities purchased	41,668,768
Upfront payments received on credit default swap contracts	5,802,752
Payable for fund shares redeemed	2,088,672
Other accrued expenses	283,771
Investment management fees payable	242,026
Distribution payable	161,665
Swap payments payable	135,407
Distribution fees payable to affiliates	127,021
Variation margin due to broker on centrally cleared credit default swap contracts	87,915
Variation margin due to broker on futures contracts	21,328
Dividend disbursing and transfer agent fees and expenses payable to affiliates	12,428
Accounting and administration expenses payable to affiliates	2,749
Trustees’ fees and expenses payable	1,896
Legal fees payable to affiliates	1,119
Reports and statements to shareholders expenses payable to affiliates	540

Total liabilities	51,392,728

Total Net Assets	$743,536,094

Net Assets Consist of:
Paid-in capital	$772,629,280
Undistributed net investment income	459,218
Accumulated net realized loss on investments	(31,410,220)
Net unrealized appreciation of investments	3,213,177
Net unrealized appreciation of future contracts	(123,844)
Net unrealized depreciation of swap contracts	(1,231,517)

Total Net Assets	$743,536,094

Net Asset Value
Class A:
Net assets	$382,353,486
Shares of beneficial interest outstanding, unlimited authorization, no par	45,211,559
Net asset value per share	$8.46
Sales charge	2.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$8.70

Class C:
Net assets	$89,455,985
Shares of beneficial interest outstanding, unlimited authorization, no par	10,584,448
Net asset value per share	$8.45

Class R:
Net assets	$3,819,281
Shares of beneficial interest outstanding, unlimited authorization, no par	451,562
Net asset value per share	$8.46

Institutional Class:
Net assets	$266,273,630
Shares of beneficial interest outstanding, unlimited authorization, no par	31,492,164
Net asset value per share	$8.46

Class R6:
Net assets	$1,633,712
Shares of beneficial interest outstanding, unlimited authorization, no par	193,340
Net asset value per share	$8.45

[1]Investments, at cost	$731,798,275
[2]Short-term investments, at cost	11,940,014

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Limited-Term Diversified Income Fund	Year ended December 31, 2017

Investment Income:
Interest	$22,360,293

Expenses:
Management fees	4,067,694
Distribution expenses — Class A	1,016,005
Distribution expenses — Class C	1,030,301
Distribution expenses — Class R	21,712
Dividend disbursing and transfer agent fees and expenses	895,988
Accounting and administration expenses	221,361
Registration fees	131,015
Legal fees	88,289
Reports and statements to shareholders	76,663
Custodian fees	69,597
Audit and tax	52,179
Trustees’ fees and expenses	40,414
Other	86,128

7,797,346
Less waived distribution expenses — Class A	(406,402)
Less expenses waived	(818,349)
Less expenses paid indirectly	(7,137)

Total operating expenses	6,565,458

Net Investment Income	15,794,835

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,398,256
Foreign currencies	12,165
Foreign currency exchange contracts	(703)
Futures contracts	331,770
Swap contracts	(3,802,804)

Net realized gain	1,938,684

Net change in unrealized appreciation (depreciation) of:
Investments	521,391
Futures contracts	(416,686)
Swap contracts	(423)

Net change in unrealized appreciation (depreciation)	104,282

Net Realized and Unrealized Gain	2,042,966

Net Increase in Net Assets Resulting from Operations	$17,837,801

See accompanying notes, which are an integral part of the financial statements.

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Statements of changes in net assets

Delaware Limited-Term Diversified Income Fund

	Year ended
	12/31/17	12/31/16
Increase in Net Assets from Operations:
Net investment income	$15,794,835	$13,106,646
Net realized gain	1,938,684	7,412,145
Net change in unrealized appreciation (depreciation)	104,282	3,576,820

Net increase in net assets resulting from operations	17,837,801	24,095,611

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(7,023,929)	(7,258,655)
Class C	(960,478)	(1,080,963)
Class R	(61,643)	(77,048)
Institutional Class	(6,200,139)	(7,716,809)
Class R6	(9,395)	—

Return of capital:
Class A	(2,468,043)	(608,436)
Class C	(577,792)	(166,890)
Class R	(24,650)	(6,925)
Institutional Class	(1,719,118)	(524,864)
Class R6	(10,554)	—

	(19,055,741)	(17,440,590)

Capital Share Transactions:
Proceeds from shares sold:
Class A	15,565,146	93,552,583
Class C	5,223,708	11,115,741
Class R	1,162,492	1,684,314
Institutional Class	86,469,266	137,699,714
Class R6	1,757,715	—

	Year ended
	12/31/17	12/31/16
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$9,358,059	$7,607,393
Class C	1,439,507	1,138,578
Class R	86,379	83,230
Institutional Class	6,508,853	6,090,455
Class R6	19,385	—

	127,590,510	258,972,008

Cost of shares redeemed:
Class A	(79,595,237)	(105,173,090)
Class C	(37,072,075)	(34,970,751)
Class R	(2,407,328)	(3,128,378)
Institutional Class	(204,019,609)	(233,738,073)
Class R6	(135,029)	—

	(323,229,278)	(377,010,292)

Decrease in net assets derived from capital share transactions	(195,638,768)	(118,038,284)

Net Decrease in Net Assets	(196,856,708)	(111,383,263)

Net Assets:
Beginning of year	940,392,802	1,051,776,065

End of year	$743,536,094	$940,392,802

Undistributed (distributions in excess of) net investment income	$459,218	$(973,747)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Limited-Term Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Dec. 31, 2014, return of capital distributions of $208,221 were made by the Fund’s Class A shares, which calculated to a de minimis amount of $(0.004) per share.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

$8.48	$8.43	$8.52	$8.55	$8.85

0.16	0.12	0.11	0.10	0.08
0.02	0.08	(0.06)	0.01	(0.24)

0.18	0.20	0.05	0.11	(0.16)

(0.15)	(0.14)	(0.13)	(0.14)	—
(0.05)	(0.01)	(0.01)	— [2]	(0.14)

(0.20)	(0.15)	(0.14)	(0.14)	(0.14)

$8.46	$8.48	$8.43	$8.52	$8.55

2.11%	2.42%	0.62%	1.28%	(1.81% )

$382,353	$437,803	$439,310	$472,654	$780,359
0.74%	0.81%	0.83%	0.83%	0.82%
0.94%	0.92%	0.93%	0.93%	0.96%
1.95%	1.36%	1.29%	1.13%	0.91%
1.75%	1.25%	1.19%	1.03%	0.77%
151%	124%	94%	80%	236%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Dec. 31, 2014, return of capital distributions of $77,978 were made by the Fund’s Class C shares, which calculated to a de minimis amount of $(0.004) per share.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

$8.47	$8.42	$8.52	$8.54	$8.85

0.09	0.04	0.04	0.02	0.01
0.02	0.09	(0.07)	0.02	(0.25)

0.11	0.13	(0.03)	0.04	(0.24)

(0.08)	(0.07)	(0.06)	(0.06)	—
(0.05)	(0.01)	(0.01)	— [2]	(0.07)

(0.13)	(0.08)	(0.07)	(0.06)	(0.07)

$8.45	$8.47	$8.42	$8.52	$8.54

1.25%	1.55%	(0.35% )	0.55%	(2.75% )

$89,456	$120,011	$141,739	$176,904	$260,073
1.59%	1.66%	1.68%	1.68%	1.67%
1.69%	1.67%	1.68%	1.68%	1.67%
1.10%	0.51%	0.44%	0.28%	0.06%
1.00%	0.50%	0.44%	0.28%	0.06%
151%	124%	94%	80%	236%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Dec. 31, 2014, return of capital distributions of $3,533 were made by the Fund’s Class R shares, which calculated to a de minimis amount of $(0.004) per share.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

$8.48	$8.43	$8.52	$8.55	$8.85

0.14	0.09	0.08	0.07	0.05
0.01	0.08	(0.06)	0.01	(0.24)

0.15	0.17	0.02	0.08	(0.19)

(0.12)	(0.11)	(0.10)	(0.11)	—
(0.05)	(0.01)	(0.01)	— [2]	(0.11)

(0.17)	(0.12)	(0.11)	(0.11)	(0.11)

$8.46	$8.48	$8.43	$8.52	$8.55

1.76%	2.06%	0.27%	0.93%	(2.16% )

$3,819	$4,984	$6,298	$8,022	$10,672
1.09%	1.16%	1.18%	1.18%	1.17%
1.19%	1.17%	1.18%	1.18%	1.25%
1.60%	1.01%	0.94%	0.78%	0.56%
1.50%	1.00%	0.94%	0.78%	0.48%
151%	124%	94%	80%	236%

Financial highlights

Delaware Limited-Term Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived[4]
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	For the year ended Dec. 31, 2014, return of capital distributions of $236,380 were made by the Fund’s Institutional Class shares, which calculated to a de minimis amount of $(0.004) per share.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

See accompanying notes, which are an integral part of the financial statements.

Year ended

12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

$8.47	$8.43	$8.52	$8.55	$8.85

0.18	0.13	0.12	0.11	0.09
0.02	0.07	(0.06)	0.01	(0.24)

0.20	0.20	0.06	0.12	(0.15)

(0.16)	(0.15)	(0.14)	(0.15)	—
(0.05)	(0.01)	(0.01)	— [2]	(0.15)

(0.21)	(0.16)	(0.15)	(0.15)	(0.15)

$8.46	$8.47	$8.43	$8.52	$8.55

2.39%	2.45%	0.77%	1.43%	(1.66% )

$266,274	$377,595	$464,429	$536,508	$437,690
0.59%	0.66%	0.68%	0.68%	0.67%
0.69%	0.67%	0.68%	0.68%	0.67%
2.10%	1.51%	1.44%	1.28%	1.06%
2.00%	1.50%	1.44%	1.28%	1.06%
151%	124%	94%	80%	236%

Financial highlights

Delaware Limited-Term Diversified Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

5/1/17[1] to 12/31/17
Net asset value, beginning of period	$8.50

Income (loss) from investment operations:
Net investment income[2]	0.12
Net realized and unrealized loss.	(0.03)

Total from investment operations	0.09

Less dividends and distributions from:
Net investment income	(0.09)
Return of capital	(0.05)

Total dividends and distributions	(0.14)

Net asset value, end of period.	$8.45

Total return[3]	1.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,634
Ratio of expenses to average net assets	0.52%
Ratio of expenses to average net assets prior to fees waived[4]	0.61%
Ratio of net investment income to average net assets	2.11%
Ratio of net investment income to average net assets prior to fees waived[4]	2.02%
Portfolio turnover	151% [5]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expenses paid indirectly were not material and had no impact on the ratios disclosed. Expenses paid indirectly for the year ended Dec. 31, 2017 are reflected on the “Statement of operations.”

[5]	Portfolio turnover is representative of the Fund for the entire year.

Notes to financial statements
Delaware Limited-Term Diversified Income Fund	December 31, 2017

Delaware Group® Limited-Term Government Funds (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Limited-Term Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class A share purchases of $1,000,000 or more will incur a limited contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00% if redeemed during the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees. Class R6 shares commenced operations on May 1, 2017.

The investment objective of the Fund is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

1. Significant Accounting Policies (continued)

are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The foregoing valuation policies apply to restricted and unrestricted securities.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or to be taken on the Fund’s federal income tax returns through the year ended Dec. 31, 2017 and for all open tax years (years ended Dec. 31, 2014–Dec. 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended Dec. 31, 2017, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 29, 2017 and matured on the next business day.

To Be Announced Trades – The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. The

Fund posted $11,000 cash collateral for open TBA transactions, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) attributable to changes in foreign exchange rates is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with US GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware FundsSM by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expense paid under this arrangement is included on the “Statement of operations” under “Custodian fees” with the corresponding expense offset included under “Less expenses paid indirectly.” For the year ended Dec. 31, 2017, the Fund earned $6,850 under this agreement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expense

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

1. Significant Accounting Policies (continued)

paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset included under “Less expense paid indirectly.” For the year ended Dec. 31, 2017, the Fund earned $287 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust) and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed 0.59% of average daily net assets of Class A, Class C, Class R, and Institutional Class shares and 0.52% of average daily net assets of Class R6 shares. The expense waiver was in effect from Jan. 1, 2017 through Dec. 31, 2017* for all share classes except for Class R6 shares whose waiver was in effect from May 1, 2017 (commencement of operations) through Dec. 31, 2017.** For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Fund and may only be terminated by agreement of DMC and the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds from Jan. 1, 2017 through Aug. 31, 2017 at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Funds on a relative net asset value (NAV) basis. Effective Sept.1, 2017, the Fund as well as other Delaware Funds entered into an amendment to the DIFSC agreement. Under the amendment to the DIFSC agreement, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Delaware Funds at the following annual rate: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each Fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each Fund in the Delaware Funds then pays its portion of the remainder of the Total Fee on a relative NAV basis. For the year ended Dec. 31, 2017, the Fund was charged $37,694 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Dec. 31, 2017, the Fund was charged $164,565 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual distribution and service (12b-1) fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. DDLP has contractually agreed to waive Class A shares’ 12b-1 fee to 0.15% of average daily net assets from Jan. 1, 2017 through Dec. 31, 2017.*** Institutional Class and Class R6 shares pay no 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Dec. 31, 2017, the Fund was charged $16,918 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Dec. 31, 2017, DDLP earned $3,440 for commissions on sales of the Fund’s Class A shares. For the year ended Dec. 31, 2017, DDLP received gross CDSC commissions of $12,121 and $2,875 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

Cross trades for the year ended Dec. 31, 2017, were executed by the Fund pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

ended Dec. 31, 2017, the Fund engaged in securities purchases of $5,765,604 and securities sales of $10,854,910, which resulted in net realized losses of $810.

*The aggregate contractual waiver period covering this report is from Oct. 5, 2016 through May 1, 2018.

**The aggregate contractual waiver period covering this report is from May 1, 2017 through May 1, 2018.

***The aggregate contractual waiver period covering this report is from April 29, 2016 through May 1, 2018.

3. Investments

For the year ended Dec. 31, 2017, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$430,674,141
Purchases of US government securities	827,471,850
Sales other than US government securities	702,745,035
Sales of US government securities	757,549,306

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Dec. 31, 2017, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$744,895,092

Aggregate unrealized appreciation of investments and derivatives	$10,121,132
Aggregate unrealized depreciation of investments and derivatives	(9,331,264)

Net unrealized appreciation of investments and derivatives	$789,868

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Dec. 31, 2017:

Securities	Level 1	Level 2	Level 3	Total
Assets:
Agency, Asset- & Mortgage- Backed Securities	$—	$342,518,934	$ —	$342,518,934
Corporate Debt	—	263,284,434	—	263,284,434
Foreign Debt	—	5,105,613	—	5,105,613
Loan Agreements[1]	—	23,957,419	355,247	24,312,666
Municipal Bonds	—	2,629,622	—	2,629,622
Preferred Stock	—	2,735,085	—	2,735,085
Short-Term Investments	—	11,940,156	—	11,940,156
US Treasury Obligations	—	94,424,956	—	94,424,956

Total Value of Securities	$—	$746,596,219	$355,247	$746,951,466

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Derivatives*
Assets:
Futures Contracts	$175,174	$—	$—	$175,174
Liabilities:
Futures Contracts	(299,018)	—	—	(299,018)
Swap Contracts	—	(1,142,662)	—	(1,142,662)

*Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

1Security type is valued across multiple levels. Level 2 investments represent investments with observable inputs, or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 2 investments and Level 3 investments represent the following percentages of the total market value of this security type:

	Level 2	Level 3	Total
Loan Agreements	98.54%	1.46%	100.00%

During the year ended Dec. 31, 2017, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as they are not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2017 and 2016 was as follows:

	Year ended
	12/31/17	12/31/16
Ordinary income	$14,255,584	$16,133,475
Return of capital	4,800,157	1,307,115

Total	$19,055,741	$17,440,590

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2017, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$772,629,280
Capital loss carryforwards	(29,110,755)
Distributions payable	(161,665)
Qualified late year loss deferrals	(610,634)
Unrealized appreciation of investments, foreign currencies, and derivatives	789,868

Net assets	$743,536,094

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of swap contracts, tax treatment of market discount and premium on debt instruments, and CDS contracts.

Qualified late year losses represent losses realized on investment transactions from Nov. 1, 2017 through Dec. 31, 2017 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of CDS contracts, gain (loss) on foreign currency transactions, deemed dividend income, market discount and premium on certain debt instruments and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2017 the Fund recorded the following reclassifications:

Undistributed net investment income	$(106,286)
Accumulated net realized loss on investments	106,286

In 2017, the Fund utilized $103,013 of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010 (Act), net capital losses recognized for tax years beginning after Dec. 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

The Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$19,292,237	$9,818,518	$29,110,755

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	12/31/17	12/31/16
Shares sold:
Class A	1,833,797	10,972,164
Class C	616,077	1,306,386
Class R	136,853	197,626
Institutional Class	10,187,339	16,158,550
Class R6	206,996	—

Shares issued upon reinvestment of dividends and distributions:
Class A	1,101,960	892,174
Class C	169,580	133,629
Class R	10,168	9,760
Institutional Class	766,556	714,443
Class R6	2,285	—

	15,031,611	30,384,732

Shares redeemed:
Class A	(9,374,017)	(12,350,885)
Class C	(4,368,453)	(4,104,280)
Class R	(283,345)	(366,643)
Institutional Class	(24,017,191)	(27,440,485)
Class R6	(15,941)	—

	(38,058,947)	(44,262,293)

Net decrease	(23,027,336)	(13,877,561)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund.

For the year ended Dec. 31, 2017 exchange transactions were as follows:

Exchange Redemptions		Exchange Subscriptions
Institutional
Class A	Class C	Class A	Class
Shares	Shares	Shares	Shares	Value
629,840	46,009	5,106	671,620	$5,739,302

For the year ended Dec. 31, 2016 exchange transactions were as follows:

Exchange Redemptions		Exchange Subscriptions
Institutional
Class A	Class C	Class
Shares	Shares	Shares	Value
101,612	2,226	103,942	$888,028

These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $155,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was generally allocated across the Participants based on a weighted average of the respective net assets of each participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 6, 2017.

On Nov. 6, 2017, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is generally allocated across the Participants based on a weighted average of the respective net assets of each participant. The line of credit available under the agreement expires on Nov. 5, 2018.

The Fund had no amounts outstanding as of Dec. 31, 2017 or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives, (2) how they are accounted for, and (3) how they affect an entity’s results of operations and financial position.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Dec. 31, 2017, the Fund posted $161,000 cash

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

collateral for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended Dec. 31, 2017, the Fund used futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2017, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended Dec. 31, 2017, the Fund did not enter into any CDS contracts as a seller of protection. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. At Dec. 31, 2017, the Fund posted $9,319,033 cash collateral for open centrally cleared credit default swap contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Dec. 31, 2017, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts that would be shown on the “Schedule of investments.” For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Fair value of derivative instruments as of Dec. 31, 2017 was as follows:

	Asset Derivatives
	Fair Value

Statement of Assets and Liabilities Location	Interest Contracts	Total

Variation margin due to broker on futures contracts*	$175,174	$175,174

	Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Contracts	Credit Contracts	Total

Variation margin due to broker on futures contracts*	$299,018	$—	$299,018
Upfront payments received on credit default swap contracts	—	5,802,753	5,802,753
Variation margin due to broker on centrally cleared credit default swap contracts**	—	1,142,662	1,142,662

Total	$299,018	$6,945,415	$7,244,433

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through Dec. 31, 2017. Only current day variation margin is reported on the “Statement of assets and liabilities.”

**Includes cumulative appreciation (depreciation) of centrally cleared credit default swap contracts from the date the contracts were opened through Dec. 31, 2017. Only current day variation margin is reported on the “Statement of assets and liabilities.”

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended Dec. 31, 2017 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$(703)	$—	$—	$(703)
Interest rate contracts	—	331,770	—	331,770
Credit contracts	—	—	(3,802,804)	(3,802,804)

Total	$(703)	$331,770	$(3,802,804)	$(3,471,737)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(416,686)	$ —	$(416,686)
Credit contracts	—	(423)	(423)

Total	$(416,686)	$(423)	$(417,109)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Dec. 31, 2017.

	Long Derivatives Volume		Short Derivatives Volume
Futures contracts (average notional value)	USD	17,815,720	USD	73,988,478
CDS contracts (average notional value)*		68,625,817		—

*Long represents buying protection and short represents selling protection.

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Dec. 31, 2017, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)
Bank of America Merrill Lynch	$1,496,933	$(1,496,933)	$—	$(1,496,933)	$—
Bank of Montreal	3,742,332	(3,742,332)	—	(3,742,332)	—
BNP Paribas	709,755	(709,755)	—	(709,755)	—

Total	$5,949,020	$(5,949,020)	$—	$(5,949,020)	$—

(a)	The value of the related collateral received exceeded the value of the repurchase agreements as of Dec. 31, 2017.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities that are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

10. Securities Lending (continued)

Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Dec. 31, 2017, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high-yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

Notes to financial statements

Delaware Limited-Term Diversified Income Fund

11. Credit and Market Risk (continued)

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In October 2016, the Securities and Exchange Commission released its Final Rule on Investment Company Reporting Modernization (Rule). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (ASU) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2017 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Limited-Term Government Funds

and Shareholders of Delaware Limited-Term Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Limited-Term Diversified Income Fund (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 15, 2018

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended Dec. 31, 2017, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distribution (Tax Basis)	74.81%
(B) Return of Capital (Tax-Basis)	25.19%
Total Distributions (Tax Basis)	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Board consideration of Delaware Limited-Term Diversified Income Fund investment advisory agreement

At a meeting held on Aug. 16-17, 2017 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Limited-Term Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the Investment Advisory Agreement. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), included materials provided by DMC and its affiliates concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2017 and included reports provided by Broadridge Financial Solutions (formerly Lipper) (“Broadridge” or “Lipper”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s Investment Advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also from an experienced and knowledgeable fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware FundsSM by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2017. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional short-intermediate investment grade debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5-year period was in the fourth quartile of its Performance Universe. The Board noted that the Fund’s performance was not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Other Fund information (Unaudited)

Delaware Limited-Term Diversified Income Fund

Board consideration of Delaware Limited-Term Diversified Income Fund investment advisory agreement (continued)

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through May 1, 2018 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. Finally, the Board also reviewed a report prepared by JDL regarding DMC profitability in the context of sub-advised funds and met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that, as of Feb. 28, 2017, the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Advisory Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustee
Shawn K. Lytle1, [2]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which shares an affiliated investment manager.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Shawn K. Lytle has served as	60	Trustee — UBS
President of		Relationship Funds,
Macquarie Investment		SMA Relationship
Management[3]		Trust, and UBS Funds
since June 2015 and was the		(May 2010–April 2015)
Regional Head of Americas for
UBS Global Asset
Management from 2010 through 2015.

Private Investor	60	None
(March 2004–Present)
Chief Executive Officer,	60	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and
Market Manager,		Director —
New Jersey Private		Santander Bank, N.A.
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	60	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[3]	Macquarie Investment Management (formerly known as Delaware Investments) is the marketing name for Macquarie Management Holdings, Inc. (formerly known as Delaware Management Holdings, Inc.) and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	60	Director, Audit Committee,
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC

Director — FS Credit Real
Estate Income Trust, Inc.
Private Investor	60	None
(2004–Present)
Chief Executive Officer —	60	Trust Manager and
Banco Itaú		Audit Committee
International		Chair — Camden
(April 2012–December 2016)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware FundsSM by Macquarie

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice Chairman	60	Director — HSBC Finance
(2010–April 2013) —		Corporation and HSBC
PNC Financial		North America Holdings Inc.
Services Group
		Director —
		HSBC USA Inc.
Vice President and Treasurer	60	Director (2009–2017);
(January 2006–July 2012),		Personnel and Compensation
Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President		Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout
and Treasurer		directorship —
(July 1995–January 2003) —		Okabena Company
3M Company

David F. Connor has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	60	None[2]
in various capacities at different times at
Macquarie Investment
Management.
Richard Salus has served	60	None[2]
in various executive capacities at different times at
Macquarie Investment
Management.

About the organization

Board of trustees
Shawn K. Lytle President and Chief Executive Officer Delaware FundsSM by Macquarie Philadelphia, PA Thomas L. Bennett Chairman of the Board Delaware Funds by Macquarie Private Investor Rosemont, PA	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Funds	Delaware Funds
Delaware Funds	by Macquarie	by Macquarie
by Macquarie	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Limited-Term Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware FundsSM by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
John A. Fry
Lucinda S. Landreth
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $45,575 for the fiscal year ended December 31, 2017.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $45,575 for the fiscal year ended December 31, 2016.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2017.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,733 for the fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,558 for the fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2017.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware FundsSM by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,180,000 and $8,665,000 for the registrant’s fiscal years ended December 31, 2017 and December 31, 2016, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 2, 2018

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 2, 2018